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PROXY STATEMENT TABLE OF CONTENTS

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

ANGI Homeservices, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

May 7, 2018

Dear Stockholder:

        You are invited to attend the Annual Meeting of Stockholders of ANGI Homeservices Inc., which will be held on Wednesday, June 27, 2018, at 9:00 a.m., Eastern Daylight Time. This year's Annual Meeting will be a virtual meeting, conducted solely online. Stockholders will be able to attend the Annual Meeting by visiting www.virtualshareholdermeeting.com/ANGI2018. We believe hosting a virtual meeting will allow for greater stockholder attendance at the Annual Meeting by enabling stockholders who might not otherwise be able to travel to a physical meeting to attend online and participate from any location around the world.

        At the Annual Meeting, stockholders will be asked to: (1) elect ten directors, (2) vote on two advisory proposals regarding executive compensation and (3) ratify the appointment of Ernst & Young as our independent registered public accounting firm for 2018. The Board of Directors of ANGI Homeservices Inc. believes that the proposals being submitted for stockholder approval are in our best interests and those of our stockholders and recommends a vote consistent with the Board's recommendation for each proposal.

        It is important that your shares be represented and voted at the Annual Meeting regardless of the size of your holdings. Whether or not you plan to participate in the Annual Meeting online, please take the time to vote online, by telephone or, if you receive a printed proxy card, by returning a marked, signed and dated proxy card. If you participate in the Annual Meeting online, you may also vote your shares online at that time if you wish, even if you have previously submitted your vote.

Sincerely,

Chris Terrill Chief Executive Officer

14023 DENVER WEST PARKWAY, BUILDING 64, GOLDEN, COLORADO 80401
303.963.7200 www.angihomeservices.com

ANGI HOMESERVICES INC.
14023 Denver West Parkway, Building 64
Golden, Colorado 80401

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders:

        ANGI Homeservices Inc. ("ANGI") is making this proxy statement available to holders of our Class A common stock and Class B common stock in connection with the solicitation of proxies by our Board of Directors for use at the Annual Meeting of Stockholders to be held on Wednesday, June 27, 2018, at 9:00 a.m., Eastern Daylight Time. This year's Annual Meeting will be a virtual meeting, conducted solely online. Stockholders will be able to attend the Annual Meeting by visiting www.virtualshareholdermeeting.com/ANGI2018. At the Annual Meeting, stockholders will be asked:

  1.
  to elect ten members of our Board of Directors, each to hold office for a one-year term ending on the date of the next succeeding annual meeting of stockholders or until such director's successor shall have been duly elected and qualified (or, if earlier, such director's removal or resignation from the Board);

  2.
  to hold an advisory vote on executive compensation (the "say on pay vote");

  3.
  to hold an advisory vote on the frequency of holding the say on pay vote in the future;

  4.
  to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the 2018 fiscal year; and

  5.
  to transact such other business as may properly come before the meeting and any related adjournments or postponements.

        ANGI's Board of Directors has set April 30, 2018 as the record date for the Annual Meeting. This means that holders of record of our Class A common stock and Class B common stock at the close of business on that date are entitled to receive notice of the Annual Meeting and to vote their shares at the Annual Meeting and any related adjournments or postponements.

        Only stockholders and persons holding proxies from stockholders may attend the Annual Meeting. To participate in the Annual Meeting online at www.virtualshareholdermeeting.com/ANGI2018, you will need the 16-digit control number included on your Notice of Internet Availability of Proxy Materials, your proxy card or the instructions that accompanied your proxy materials.

By order of the Board of Directors, Lee Spiegler General Counsel & Secretary

May 7, 2018

PROXY STATEMENT

i

EXPLANTORY NOTE

        For purposes of this proxy statement, unless the context otherwise requires, references to the following terms will have the meanings set forth below.

  •
  "ANGI" refers to ANGI Homeservices Inc., a Delaware corporation. ANGI is a holding company that was formed to facilitate the Combination (as defined below). References to the "Company," "we," "our" or "us" in this proxy statement are to ANGI.

  •
  "Angie's List" refers to Angie's List, Inc., a Delaware corporation. Following the Combination, Angie's List is a wholly-owned subsidiary of ANGI.

  •
  "Combination" refers to the combination of IAC's HomeAdvisor Business (as defined below) and Angie's List, which transaction was completed on September 29, 2017.

  •
  "Employee Matters Agreement" refers to the employee matters agreement between ANGI and IAC, which was entered into in connection with the Combination and is summarized on page 45 under the caption Certain Relationships and Related Person Transactions—Relationships Involving Significant Stockholders.

  •
  "HomeAdvisor Business" refers, prior to the Combination, to the businesses and operations, the results of which were reported in IAC's HomeAdvisor segment. Following the Combination, "HomeAdvisor Business" refers to the HomeAdvisor digital marketplace service in the United States, which we also refer to as the "Marketplace."

  •
  "HomeAdvisor International" refers to HomeAdvisor International, LLC, a Delaware limited liability company. Following the Combination, HomeAdvisor International is a wholly-owned subsidiary of ANGI.

  •
  "HomeAdvisor (US)" refers to HomeAdvisor, Inc., a Delaware corporation. Following the Combination, HomeAdvisor (US) is a wholly-owned subsidiary of ANGI.

  •
  "IAC" refers to our controlling stockholder, IAC/InterActiveCorp, a Delaware corporation.

  •
  "Investor Rights Agreement" refers to the investor rights agreement between ANGI and IAC, which was entered into in connection with the Combination and is summarized on pages 44-45 under the caption Certain Relationships and Related Person Transactions—Relationships Involving Significant Stockholders.

  •
  "Services Agreement" refers to the services agreement between ANGI and IAC, which was entered into in connection with the Combination and is summarized on page 45 under the caption Certain Relationships and Related Person Transactions—Relationships Involving Significant Stockholders.

ii

PROXY STATEMENT

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

Q:    Why did I receive a Notice of Internet Availability of Proxy Materials?

A:
In accordance with rules adopted by the Securities and Exchange Commission (the "SEC"), we have elected to deliver this proxy statement and our 2017 Annual Report on Form 10-K to the majority of our stockholders online in lieu of mailing printed copies of these materials to each of our stockholders (the "Notice Process"). If you received a Notice of Internet Availability of Proxy Materials (the "Notice") by mail, you will not receive printed copies of our proxy materials unless you request them. Instead, the Notice provides instructions on how to access this proxy statement and our 2017 Annual Report on Form 10-K online, as well as how to obtain printed copies of these materials by mail. We believe that the Notice Process allows us to provide our stockholders with the information they need in a more timely manner than if we had elected to mail printed materials, while reducing the environmental impact of, and lowering the costs associated with, the printing and distribution of our proxy materials.

  The Notice is being mailed on or about May 7, 2018 to stockholders of record at the close of business on April 30, 2018 and this proxy statement and our 2017 Annual Report on Form 10-K will be available at www.proxyvote.com beginning on May 7, 2018. If you received a Notice by mail but would rather receive printed copies of our proxy materials, please follow the instructions included in the Notice. You will not receive a Notice if you have previously elected to receive printed copies of our proxy materials.

Q:    Can I vote my shares by filling out and returning the Notice?

A:
No. However, the Notice provides instructions on how to vote your shares before the date of the Annual Meeting by way of completing and submitting your proxy online, by phone or by requesting and returning a written proxy card by mail, or by voting at the Annual Meeting online at www.virtualshareholdermeeting.com/ANGI2018.

Q:    How do I participate in the Annual Meeting?

A:
To participate in the Annual Meeting, go to www.virtualshareholdermeeting.com/ANGI2018 and enter the 16-digit control number included on your Notice, your proxy card or the instructions that accompanied your proxy materials.

Q:    Who is entitled to vote at the Annual Meeting?

A:
Holders of ANGI Class A common stock and Class B common stock at the close of business on April 30, 2018, the record date for the Annual Meeting established by ANGI's Board of Directors, are entitled to receive notice of the Annual Meeting and to vote their shares at the Annual Meeting and any related adjournments or postponements.

  At the close of business on April 27, 2018 (the last business day prior to the record date and the filing of this proxy statement), there were 64,614,492 shares of ANGI Class A common stock and 415,884,757 shares of ANGI Class B common stock outstanding. Holders of ANGI Class A common stock are entitled to one vote per share and holders of ANGI Class B common stock are entitled to ten votes per share.

Q:    What is the difference between a stockholder of record and a stockholder who holds stock in street name?

A:
If your ANGI shares are registered in your name, you are a stockholder of record. If your ANGI shares are held in the name of your broker, bank or other holder of record, your shares are held in street name.

  You may examine a list of the stockholders of record as of the close of business on April 30, 2018 for any purpose germane to the Annual Meeting during normal business hours during the 10-day period preceding the date of the meeting at the New York offices of IAC, located at 555 West 18th Street, New York, New York 10011.

Q:    What shares are included on the enclosed proxy card?

A:
If you are a stockholder of record only, you will receive one proxy card from Broadridge for all shares of ANGI Class A common stock that you hold. If you hold your shares of ANGI Class A common stock in street name through one or more banks, brokers and/or other holders of record, you will receive proxy materials, together with voting instructions and information regarding the consolidation of your votes, from the third party or parties through which you hold your ANGI shares. If you are a stockholder of record and hold additional shares of ANGI Class A common stock in street name, you will receive proxy materials from Broadridge and the third party or parties through which your ANGI shares are held.

Q:    What are the quorum requirements for the Annual Meeting?

A:
The presence at the Annual Meeting, in person or by proxy, of holders having a majority of the total votes entitled to be cast by holders of ANGI Class A common stock and ANGI Class B common stock at the Annual Meeting constitutes a quorum. Shares of ANGI Class A common stock and ANGI Class B common stock represented by proxy will be treated as present at the Annual Meeting for purposes of determining whether there is a quorum, without regard to whether the proxy is marked as casting a vote or abstaining.

Q:    What matters will ANGI stockholders vote on at the Annual Meeting?

A:
ANGI stockholders will vote on the following proposals:

•
Proposal 1—to elect ten members of ANGI's Board of Directors, each to hold office for a one-year term ending on the date of the next succeeding annual meeting of stockholders or until such director's successor shall have been duly elected and qualified (or, if earlier, such director's removal or resignation from the Board);

•
Proposal 2—to hold an advisory vote on executive compensation (the "say on pay vote");

•
Proposal 3—to hold an advisory vote on the frequency of holding the say on pay vote in the future;

•
Proposal 4—to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the 2018 fiscal year; and

•
to transact such other business as may properly come before the Annual Meeting and any related adjournments or postponements.

Q:
What are my voting choices when voting for director nominees and what votes are required to elect directors to ANGI's Board of Directors?

A:
You may vote in favor of all nominees, withhold votes as to all nominees or vote in favor of and withhold votes as to specific nominees.

  The election of each of our director nominees requires the affirmative vote of a plurality of the total number of votes cast by holders of shares of ANGI Class A common stock and Class B common stock (hereinafter referred to as "ANGI capital stock") voting together, with each share of ANGI Class A common stock and Class B common stock representing the right to one and ten votes, respectively. Pursuant to the Investor Rights Agreement, IAC is required to vote all of its shares of ANGI common stock in favor of Thomas R. Evans and Angela R. Hicks Bowman (or their replacements, should either be unable or unwilling to serve, appointed pursuant to the terms of the Investor Rights Agreement and as summarized below under the caption Director Nominations on page 12).

  The Board recommends that our stockholders vote FOR the election of each of the director nominees.

Q:
What are my voting choices when voting on the advisory say on pay proposal and what votes are required to approve the proposal?

A:
You may vote in favor of the advisory proposal, vote against the advisory proposal or abstain from voting on the advisory proposal.

  The approval, on an advisory basis, of the say on pay proposal requires the affirmative vote of holders of a majority of the voting power of shares of ANGI capital stock present at the Annual Meeting in person or represented by proxy and voting together. As an advisory vote, the outcome is not binding upon the Company.

  The Board recommends a vote FOR the advisory vote on executive compensation.

Q:
What are my voting choices when voting on the advisory proposal on the frequency of holding the say on pay vote and what votes are required to approve the proposal?

A:
You may vote in favor of holding the say on pay vote every year, every two years or every three years, or abstain from voting on this advisory proposal.

  The approval, on an advisory basis, of the frequency of holding the say on pay vote in the future requires the affirmative vote of holders of a majority of the voting power of shares of ANGI capital stock present at the Annual Meeting in person or represented by proxy and voting together. However, if no choice receives a majority of votes, then the option on the frequency of the advisory vote that receives the highest number of votes cast by stockholders will be considered by the Board as the stockholders' recommendation as to the frequency of holding future say on pay votes.

  As an advisory vote, the votes cast in connection with this proposal are not binding upon the Company. While the Board is making a recommendation with respect to this proposal, ANGI stockholders are being asked to vote for one of the choices specified above, and not whether they agree or disagree with the Board's recommendation.

  The Board recommends a vote for holding the say on pay vote once EVERY THREE YEARS at ANGI's Annual Meeting of Stockholders.

Q:
What are my voting choices when voting on the ratification of the appointment of Ernst & Young LLP as ANGI's independent registered public accounting firm for 2018 and what votes are required to ratify this appointment?

A:
You may vote in favor of the ratification, vote against the ratification or abstain from voting on the ratification.

  The ratification of the appointment of Ernst & Young LLP as ANGI's independent registered public accounting firm for 2018 requires the affirmative vote of holders of a majority of the voting power of shares of ANGI capital stock present at the Annual Meeting in person or represented by proxy and voting together.

  The Board recommends that our stockholders vote FOR the ratification of the appointment of Ernst & Young LLP as ANGI's independent registered public accounting firm for 2018.

Q:    Could other matters be decided at the Annual Meeting?

A:
As of the date of this proxy statement, we did not know of any matters to be raised at the Annual Meeting, other than those referred to in this proxy statement.

  If other matters are properly presented at the Annual Meeting for consideration, the three ANGI officers who have been designated as proxies for the Annual Meeting, Joanne Hawkins, Glenn H. Schiffman and Tanya M. Stanich, will have the discretion to vote on those matters for stockholders who have submitted their proxy.

Q:    What do I need to do now to vote at the Annual Meeting?

A:
ANGI's Board of Directors is soliciting proxies for use at the Annual Meeting. Stockholders may submit proxies to instruct the designated proxies to vote their shares in any of three ways:

•
Submitting a Proxy Online:  Submit your proxy online at www.proxyvote.com. Internet proxy voting is available 24 hours a day and will close at 11:59 p.m., Eastern Daylight Time, on Tuesday, June 26, 2018;

•
Submitting a Proxy by Telephone:  Submit your proxy by telephone by using the toll-free telephone number provided on your proxy card (1.800.690.6903). Telephone voting is available 24 hours a day and will close at 11:59 p.m., Eastern Daylight Time, on Tuesday, June 26, 2018; or

•
Submitting a Proxy by Mail:  If you choose to submit your proxy by mail, simply mark, date and sign your proxy, and return it in the postage-paid envelope provided or to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, New York 11717.

  You may also participate in the Annual Meeting online at www.virtualshareholdermeeting.com/ANGI2018 and vote your shares online at that time, even if you have previously submitted your vote. To do so, you will need the 16-digit control number included on your Notice, your proxy card or the instructions that accompanied your proxy materials.

  For shares of ANGI Class A common stock held in street name, holders may submit a proxy online or by telephone before the date of the Annual Meeting if their broker, bank and/or other holder of record makes these methods available. If you submit a proxy online or by telephone, DO NOT request and return a printed proxy card from ANGI or from your broker, bank and/or other holder of record. If you hold your shares through a broker, bank and/or other holder of record, follow the voting instructions you receive from your broker, bank and/or other holder of record.

Q:
If I hold my ANGI shares in street name, will my broker, bank or other holder of record vote these shares for me?

A:
If you hold shares of ANGI Class A common stock in street name, you must provide your broker, bank and/or other holder of record with instructions in order to vote these shares. If you do not provide voting instructions, whether your shares can be voted depends on the type of item being considered for a vote.

  Non-Discretionary Items.  The election of directors and the two advisory proposals related to executive compensation are non-discretionary items and may NOT be voted on by your broker, bank and/or other holder of record absent specific voting instructions from you. If you do not provide your bank, broker and/or other holder of record with voting instructions, your shares of ANGI Class A common stock will be represented by "broker non-votes."

  Discretionary Items.  The ratification of Ernst & Young LLP as ANGI's independent registered public accounting firm for 2018 is a discretionary item. Generally, brokers, banks and/or other holders of record that do not receive voting instructions from you may vote on this proposal in their discretion and these votes will be counted for purposes of determining a quorum.

Q:
What effect do abstentions and broker non-votes have on quorum requirements and the voting results for each proposal to be voted on at the Annual Meeting?

A:
Abstentions and shares represented by broker non-votes are counted as present for purposes of determining a quorum. Abstentions are treated as shares present and entitled to vote and, as a result, have the same effect as a vote against any proposal for which the voting standard is based on the number of shares present at the Annual Meeting (the two advisory proposals related to executive compensation and the auditor ratification proposal) and have no impact on the vote on any proposal for which the vote standard is based on the votes cast at the meeting (the election of directors). Shares represented by broker non-votes are not treated as shares entitled to vote and, as a result, have no effect on the outcome of any of the proposals to be voted on by stockholders at the Annual Meeting.

Q:    Can I change my vote or revoke my proxy?

  Yes. If you are a stockholder of record, you may change your vote or revoke your proxy at any time before the polls close at the Annual Meeting by:

  •
  submitting a later-dated proxy relating to the same shares online, by telephone or by mail before the date of the Annual Meeting;

  •
  delivering a written notice, bearing a date later than your proxy, stating that you revoke the proxy; or

  •
  participating in the Annual Meeting and voting online at that time at www.virtualshareholdermeeting.com/ANGI2018 (although virtual attendance at the Annual Meeting will not, by itself, change your vote or revoke a proxy).

  To change your vote or revoke your proxy before the date of the Annual Meeting, follow the instructions provided on your Notice, proxy card or proxy materials to do so online or by telephone, or send a written notice or a new proxy card to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, New York 11717.

  If you hold your shares of ANGI Class A common stock through a broker, bank and/or other holder of record, follow the instructions that you receive from your broker, bank and/or other holder of record if you wish to change your vote or revoke your proxy.

Q:    What if I do not specify a choice for a matter when returning a proxy?

A:
If you do not give specific instructions, proxies that are signed and returned will be voted FOR the election of all director nominees, consistent with the Board's recommendations in the case of the two advisory proposals related to executive compensation and FOR the ratification of the appointment of Ernst & Young LLP as ANGI's independent registered public accounting firm for the 2018 fiscal year.

Q:    How are proxies solicited and who bears the related costs?

A:
ANGI bears all expenses incurred in connection with the solicitation of proxies. In addition to solicitations by mail, directors, officers and employees of ANGI may solicit proxies from stockholders by telephone, e-mail, letter, facsimile or in person. Following the initial mailing of the Notice and proxy materials, ANGI will request brokers, banks and other holders of record to forward copies of these materials to persons for whom they hold shares of ANGI Class A common stock and to request authority for the exercise of proxies. In such cases, ANGI, upon the request of these holders, will reimburse these parties for their reasonable expenses.

Q:    What should I do if I have questions regarding the Annual Meeting?

A:
If you have any questions about the Annual Meeting, the various proposals to be voted on at the Annual Meeting and/or how to participate in the Annual Meeting online at www.virtualsharesholdermeeting.com/ANGI2018 and vote at that time or would like copies of any of the documents referred to in this proxy statement, contact ANGI Investor Relations at 1.212.314.7400 or ir@angihomeservices.com.

PROPOSAL 1—ELECTION OF DIRECTORS

Proposal and Required Vote

        At the upcoming Annual Meeting, a board of ten directors will be elected, each to hold office until the next succeeding annual meeting of stockholders or until such director's successor shall have been duly elected and qualified (or, if earlier, such director's removal or resignation from the Board). As described under the caption Director Nominations on page 12, pursuant to the Investor Rights Agreement, IAC has the right nominate six directors and has nominated Joseph Levin, Glenn H. Schiffman, Mark Stein, Christopher Terrill, Suzy Welch and Gregg Winiarski. The Investor Rights Agreement also provides that the ANGI Board: (i) has the right to nominate two directors and has nominated Alesia J. Haas and Yilu Zhao and (ii) is obligated to nominate Thomas R. Evans and Angela R. Hicks Bowman. Information concerning director nominees, all of whom are incumbent directors of ANGI, appears below.

        Although management does not anticipate that any of the persons named below will be unable or unwilling to stand for election, in the event of such an occurrence, proxies may be voted for a substitute designated by the Board; provided, however, that if any of Messrs. Evans, Levin, Schiffman, Stein, Terrill and/or Winiarski and/or Mses. Hicks Bowman and/or Welch are unable or unwilling to stand for election, their replacements shall be designated in the manner set forth in the Investor Rights Agreement and as summarized below under the caption Director Nominations on page 12.

        The election of each of our director nominees requires the affirmative vote of a plurality of the total number of votes cast by holders of shares of ANGI capital stock voting together as a single class. Pursuant to the Investor Rights Agreement, IAC has agreed to vote all of its shares of ANGI common stock in favor of Thomas R. Evans and Angela R. Hicks Bowman (or their replacements).

        The Board recommends that our stockholders vote FOR the election of all director nominees.

Information Concerning Director Nominees

        Background information about each director nominee is set forth below, including (as applicable) information regarding the specific experiences, characteristics, attributes and skills considered in connection with the nomination of each director nominee.

        Thomas R. Evans, age 63, has been a director of ANGI since September 2017. Mr. Evans served as President and Chief Executive Officer of Bankrate, Inc (a digital publisher of consumer financial content and rate information ("Bankrate")) from June 2004 to December 2013, during which time he also served as a member of the board of directors of Bankrate. Following his retirement from Bankrate, Mr. Evans served as an advisor to board of directors of Bankrate through December 2015. Prior to his tenure at Bankrate, Mr. Evans served as Chairman and Chief Executive Officer of Official Payments Corp. (a company specializing in processing consumer credit card payments for government taxes, fees and fines online) from August 1999 to September 2003, and as President and Chief Executive Officer of GeoCities Inc. (a community of personal websites) from March 1998 to June 1999. Prior to his digital experience, Mr. Evans was a 20-year veteran of the magazine business, having served as President and Publisher of U.S. News & World Report, President of The Atlantic Monthly and President and Publisher of Fast Company, which he launched in 1995. Mr. Evans has served as a member of the board of directors of Shutterstock, Inc. (a stock photography, stock footage, stock music and editing tools provider) since March 2012 and served as a member of the boards of directors of Millennial Media, Inc. (a public mobile marketplace company), Future Fuel Corp. (a public chemical manufacturing company) and Angie's List during the past five years. Mr. Evans is one of two directors initially selected by Angie's List from its board of directors to serve as directors of ANGI following the Combination and whom the Board is obligated to nominate for election at this year's Annual Meeting. Mr. Evans has experience as a public company chief executive officer and adviser, as well as extensive digital experience in a variety of industries, a high level of financial literacy and insight into the media industry.

        Alesia J. Haas, 41, has been a director of ANGI since September 2017. Ms. Haas has served as Chief Financial Officer of Coinbase Global Inc. (a private cryptocurrency exchange fund ("Coinbase")) since April 2018. Prior to joining Coinbase, Mr. Haas served as the Chief Financial Officer of Och Ziff Capital Management LLC (a publicly traded, global institutional alternative asset manager ("Och Ziff")) from December 2016 to April 2018. Prior to joining Och Ziff, Ms. Haas served as Chief Financial Officer of OneWest Bank, NA (a California based commercial bank ("OneWest Bank")) from January 2013 until its acquisition by CIT Group Inc. in August 2015. Prior to her tenure as Chief Financial Officer of OneWest Bank, Ms. Haas served as Interim Chief Financial Officer of OneWest Bank from September 2012 to January 2013 and Head of Strategy for OneWest Bank from March 2009 to August 2015. Ms. Haas served as a member of the board of directors of Sears Holding Corp. (a leading integrated (digital and physical) retailer) during the past five years. In nominating Ms. Haas, the Board considered her service as a public company chief financial officer and high level of financial literacy.

        Angela R. Hicks Bowman, age 45, who goes by Angie Hicks, has been a director of ANGI and served as our Chief Customer Officer since September 2017. Prior to serving in these roles, Ms. Hicks co-founded Angie's List in 1995 and served as its Chief Marketing Officer from May 2000 to September 2017 and as member of its board of directors from March 2013 to September 2017. Ms. Hicks earned a Bachelor of Arts in Economics from DePauw University, from which she received a Distinguished Alumni Award for Management and Entrepreneurship and the Robert C. McDermond Medal for Excellence in Entrepreneurship, and a Master of Business Administration degree from Harvard Business School. Ms. Hicks has received multiple awards for her entrepreneurial achievements, as well as her leadership in both the community and the technology field, including (among others) being awarded both the TechPoint Trailblazer Award and Harvard Business School's Alumni Achievement Award in 2017. Ms. Hicks is one of two directors initially selected by Angie's List from its board of directors to serve as directors of ANGI following the Combination and whom the Board is obligated to nominate at this year's Annual Meeting. Ms. Hicks currently serves as our Chief Customer Officer and has unique knowledge and experience regarding Angie's List, as well as leadership and operational experience, all of which she has gained as a co-founder of Angie's List and through her role as Chief Marketing Officer of Angie's List prior to the Combination.

        Joseph Levin, age 38, has been Chairman of our Board since September 2017. Mr. Levin has served as Chief Executive Officer and a director of IAC since June 2015. Prior to his appointment as Chief Executive Officer of IAC, Mr. Levin served as Chief Executive Officer of IAC Search & Applications, overseeing the desktop software, mobile applications and media properties that comprised IAC's former Search & Applications segment, from January 2012. From November 2009 to January 2012, Mr. Levin served as Chief Executive Officer of Mindspark Interactive Network, an IAC subsidiary, and previously served in various capacities at IAC in strategic planning, mergers and acquisitions and finance since joining IAC in 2003. Prior to joining IAC, Mr. Levin worked in the Technology Mergers & Acquisitions group for Credit Suisse First Boston (now Credit Suisse) advising public and private technology and e-commerce companies on a variety of transactions. Mr. Levin has also served on the boards of directors of Match Group, Inc. (a leading provider of online dating services) and Groupon, Inc. (an e-commerce marketplace connecting subscribers with local merchants by offering activities, travel, goods and services) since October 2015 and March 2017, respectively, and currently serves as Chairman of the board of directors of Match Group, Inc. Mr. Levin previously served on the boards of directors of LendingTree, Inc. (from August 2008 through November 2014) and The Active Network (beginning prior to its 2011 initial public offering through its sale in December 2013). In addition to his for-profit affiliations, Mr. Levin serves on the Undergraduate Executive Board of Wharton School. Mr. Levin was nominated by IAC pursuant to the Investor Rights Agreement. Mr. Levin has unique knowledge and experience regarding ANGI and its businesses that he has gained through his various roles with IAC since 2003, most recently his role as Chief Executive Officer of IAC, as well as a high level of financial literacy and expertise regarding mergers, acquisitions, investments and other strategic transactions.

        Glenn H. Schiffman, age 48, has served as a director and Chief Financial Officer of ANGI since June 2017 and September 2017, respectively. Mr. Schiffman has served as Executive Vice President and Chief Financial Officer of IAC since April 2016. Prior to joining IAC, Mr. Schiffman served as Senior Managing Director at Guggenheim Securities, the investment banking and capital markets business of Guggenheim Partners, since March 2013. Prior to his tenure at Guggenheim Securities, Mr. Schiffman was a partner at The Raine Group, a merchant bank focused on advising and investing in the technology, media and telecommunications industries, from September 2011 to March 2013. Prior to joining The Raine Group, Mr. Schiffman served as Co-Head of the Global Media group at Lehman Brothers from 2005 to 2007 and Head of Investment Banking Asia-Pacific at Lehman Brothers (and subsequently Nomura) from April 2007 to January 2010, as well as Head of Investment Banking, Americas from January 2010 to April 2011 for Nomura. Mr. Schiffman's roles at Nomura followed Nomura's acquisition of Lehman's Asia business in 2008. In his not-for-profit affiliations, Mr. Schiffman is a member of the National Committee on United States-China Relations and serves as a Member of the Board of Visitors for the Duke University School of Medicine. Mr. Schiffman has served on the board of directors of Match Group, Inc. since September 2016. Mr. Schiffman was nominated by IAC pursuant to the Investor Rights Agreement. Mr. Schiffman currently serves as our Chief Financial Officer and has unique knowledge and experience regarding ANGI and its businesses that he has gained through his role as Executive Vice President and Chief Executive Officer of IAC, as well as a high level of financial literacy and expertise regarding mergers, acquisitions, investments and other strategic transactions. Mr. Schiffman also has investment banking experience, which gives him particular insight into trends in capital markets and the technology and media industries.

        Mark Stein, age 50, has served as a director of ANGI since September 2017. Mr. Stein has served as Executive Vice President and Chief Strategy Officer of IAC since January 2016 and prior to that time, served as Senior Vice President and Chief Strategy Officer of IAC from September 2015. Mr. Stein previously served as both Senior Vice President of Corporate Development at IAC (from January 2008) and Chief Strategy Officer of IAC Search & Applications, the desktop software, mobile applications and media properties that comprised IAC's former Search & Applications segment (from November 2012). Prior to his service in these roles, Mr. Stein served in several other capacities for IAC and its businesses, including as Chief Strategy Officer of Mindspark Interactive Network from 2009 to 2012, and prior to that time as Executive Vice President of Corporate and Business Development of IAC Search & Media. Mr. Stein has served on the board of directors of Match Group, Inc. since November 2015. Mr. Stein was nominated by IAC pursuant to the Investor Rights Agreement. Mr. Stein has unique knowledge and experience regarding ANGI and its businesses that he has gained through his various roles with IAC since 2005, as well as high levels of financial and legal literacy, experience in operating a variety of online consumer service businesses and expertise regarding investments, partnerships and other strategic transactions.

        Chris Terrill, age 50, has served as a director and Chief Executive Officer of ANGI since September 2017. Prior to serving in these roles, Mr. Terrill served as Chief Executive Officer of HomeAdvisor (US) from May 2011. Prior to joining HomeAdvisor (US), he held senior marketing positions at Nutrisystem.com (a direct-to-consumer provider of weight loss products and services), serving as its Chief Marketing Officer and Executive Vice President of e-Commerce from June 2009 to May 2011 and as Senior Vice President of e-Commerce from January 2007 to June 2009. Prior to joining Nutrisystem.com, Mr. Terrill served as Vice President of Product and Marketing for Blockbuster.com, the online division of Blockbuster Inc. (a provider of home movie and video game rental services), from January 2006 to December 2006 and as Vice President of New Brands & Verticals for Match.com from July 1999 to December 2005. Mr. Terrill has served on the board of directors of Realogy Holdings Corp. (a premier provider of residential real estate services in the United States) since July 2016. In his not-for-profit affiliations, Mr. Terrill serves as a member of Rework America Taskforce (a developer of programs and research to promote skilled labor across the United States) and the Business Experiential-Learning Commission (focuses on integrating work-based education and training into Colorado schools). Mr. Terrill was nominated by IAC pursuant to the Investor Rights Agreement. Mr. Terrill currently serves as our Chief Executive Officer and has unique knowledge and experience regarding our HomeAdvisor Business and the home services industry generally, both of which he has gained through his role as Chief Executive Officer of HomeAdvisor (US) and ANGI, as well as extensive online marketing and operating experience.

        Suzy Welch, age 57, has served as a director of ANGI since September 2017. Ms. Welch is a business journalist, public speaker and author of the New York Times bestseller 10-10-10: A Life Transforming Idea, a guide to values-driven decision making. With her husband, Jack Welch, Ms. Welch is also the author of the international best-sellers, The Real Life MBA and Winning. In addition to her writing and public speaking, Ms. Welch has served as a television commentator for numerous networks since 2002, and exclusively for NBC and CNBC since 2015. She is also a contributing editor for LinkedIn, anchoring major editorial projects. Since 2010, Ms. Welch has also served as a curriculum advisor for the Jack Welch Management Institute, which she and her husband co-founded. Ms. Welch began her career working as a reporter for The Miami Herald from September 1981 through June 1985, after which she attended Harvard Business School, where she graduated as a Baker Scholar in 1988. She then worked as a management consultant at Bain & Co., before joining the Harvard Business Review as a senior editor in January 1995. She was named editor-in-chief in 2001, serving in that position until April 2002. Ms. Welch serves on several private company and non-profit boards. Ms. Welch was nominated by IAC pursuant to the Investor Rights Agreement. Ms. Welch has broad general business experience that she has gained through her various affiliations with Harvard and the Jack Welch Management Institute, as well as expertise in business leadership, strategy and organizational behavior, topics about which she has written and spoken extensively.

        Gregg Winiarski, age 47, has served as a director of ANGI since June 2017. Mr. Winiarski has served as Executive Vice President, General Counsel and Secretary of IAC since February 2014 and previously served as Senior Vice President, General Counsel and Secretary of IAC from February 2009 to February 2014. Mr. Winiarski previously served as Associate General Counsel of IAC from February 2005, during which time he had primary responsibility for all legal aspects of IAC's mergers and acquisitions and other transactional work. Prior to joining IAC in February 2005, Mr. Winiarski was an associate with Skadden, Arps, Slate, Meagher & Flom LLP, a global law firm, from 1996 to February 2005. Prior to joining Skadden, Mr. Winiarski was a certified public accountant with Ernst & Young in New York. Mr. Winiarski has served on the board of directors of Match Group, Inc. since October 2015. Mr. Winiarski was nominated by IAC pursuant to the Investor Rights Agreement. Mr. Winiarski has unique knowledge and experience regarding ANGI and its businesses that he has gained through his various roles with IAC since 2005, most recently his role as Executive Vice President and General Counsel, as well as a high level of financial literacy and expertise regarding mergers, acquisitions, investments and other strategic transactions.

        Yilu Zhao, age 42, has served as a director of ANGI since September 2017. Ms. Zhao is a co-founder, partner and managing director of Zebra Global Capital, a Beijing-based private equity fund focusing on technology. Prior to founding Zebra Global Capital in March 2016, Ms. Zhao served as Chief Financial Officer of Qunar.com (a publicly traded, leading online travel platform) from March 2014 to January 2016. Before joining Qunar.com, Ms. Zhao served as an executive director in the investment banking division at Goldman Sachs from February 2008 to February 2014. Ms. Zhao was also a staff reporter with The New York Times and was part of a team that won the Pulitzer Prize for covering 9/11. In nominating Ms. Zhao, the Board considered her service as a public company chief financial officer and high level of financial literacy, as well as her private equity experience in the technology sector.

Corporate Governance

        Controlled Company Status. ANGI is subject to the Marketplace Rules of The Nasdaq Stock Market, LLC (the "Marketplace Rules"), which exempt "Controlled Companies" from certain Nasdaq corporate governance requirements. A "Controlled Company" is a company of which more than 50% of the voting power is held by an individual, group or another company. IAC controls more than 50% of the voting power of ANGI capital stock and has filed a Statement of Beneficial Ownership on Schedule 13D relating to its ANGI holdings with the SEC. On this basis, ANGI is relying on the exemption for Controlled Companies from certain Nasdaq requirements, specifically, those that would otherwise require that:

  •
  a majority of our Board of Directors consists of "independent" directors, as such term is defined in the Marketplace Rules; and

  •
  we have a nominating/governance committee composed entirely of "independent" directors with a written charter addressing the committee's purpose and responsibilities.

        Pursuant to the Investor Rights Agreement, we are obligated to avail ourselves of the exemption for Controlled Companies from certain Nasdaq requirements for so long as IAC controls more than 50% of ANGI capital stock (and except as may be otherwise consented to by IAC).

        Leadership Structure. The Company's business and affairs are overseen by its Board. Our Board currently has ten members, eight of whom were designated by IAC and two of whom were selected by Angie's List from its board of directors to serve as directors of ANGI following the Combination. Six of our directors (Ms. Hicks and Messrs. Levin, Schiffman, Stein, Terrill and Winiarski) are executive officers of ANGI and/or IAC and of the four remaining current directors, three are "independent" under the Marketplace Rules. The Board has an Audit Committee, an Executive Compensation Committee and a Compensation Committee. The Audit and Executive Compensation Committees are

both comprised solely of independent directors. For more information regarding director independence and our Board Committees, see the discussion under Director Independence below and Board Committees beginning on page 13. All of our directors play an active role in Board matters, are encouraged to communicate among themselves and directly with the Chairman and the Chief Executive Officer and have full access to Company management at all times.

        Our independent directors meet in scheduled executive sessions without management present at least twice a year and may schedule additional meetings as they deem appropriate. We do not have a lead independent director or any other formally appointed leader for these sessions. The independent membership of our Audit and Executive Compensation Committees ensures that directors with no ties to Company management are charged with oversight for all financial reporting and executive compensation related decisions made by Company management. At each regularly scheduled Board meeting, the Chairperson of each of these committees will provide the full Board with an update of all significant matters discussed, reviewed, considered and/or approved by the relevant committee since the last regularly scheduled Board meeting.

        Mr. Terrill serves as our Chief Executive Officer and Mr. Levin serves as our Chairman. We believe that this leadership structure provides us with the benefit of a full-time Chief Executive Officer dedicated to focusing on the day-to-day management and continued growth of our newly public company and its various businesses, coupled with the oversight of our strategic goals and vision by a Chairman who has a wealth of unique knowledge and experience regarding us and our businesses, as well as public company expertise. At this time, we believe that this leadership structure is the most appropriate one for the Company and its stockholders.

        Risk Oversight. Company management is responsible for assessing and managing the Company's exposure to various risks on a day-to-day basis, which responsibilities include the creation of appropriate risk management programs and policies. Company management has developed and implemented guidelines and policies to identify, assess and manage significant risks facing the Company. In developing this framework, the Company recognized that leadership and success are impossible without taking risks; however, the imprudent acceptance of risk or the failure to appropriately identify and mitigate risks could adversely impact stockholder value. The Board is responsible for overseeing management in the execution of its responsibilities and for assessing the Company's approach to risk management. The Board exercises these responsibilities periodically as part of its meetings and through discussions with Company management, as well as through the Board's committees, which examine various components of financial and compensation-related risks, respectively, as part of their responsibilities. In addition, an overall review of risk is inherent in the Board's consideration of the Company's long-term strategies and in the transactions and other matters presented to the Board, including significant capital expenditures, acquisitions and divestitures and financial matters. The Board's role in risk oversight of the Company is consistent with the Company's leadership structure, with the Chief Executive Officer and other members of senior management having responsibility for assessing and managing the Company's risk exposure, and our Chairman and the Board and its committees providing oversight in connection with those efforts.

        Compensation Risk Assessment. In connection with the Combination in September 2017, our Board reviewed the potential risks associated with the structure and design of our various compensation plans, including a comprehensive review of the material compensation plans and programs for all employees. Our Board has concluded that our compensation plans and programs operate within our larger corporate governance and review structure that serves and supports risk mitigation and discourages excessive or unnecessary risk-taking behavior. We will periodically conduct such assessments going forward and discuss any findings with our Executive Compensation and Compensation Committees.

        Director Independence. Under the Marketplace Rules, the Board has a responsibility to make an affirmative determination that those members of the Board who serve as independent directors do not have any relationships with us and our businesses that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. When making independence determinations, the Board reviews information regarding transactions, relationships and arrangements relevant to independence, including those required by the Marketplace Rules. Specifically, the Board considers that in some cases in the ordinary course of business, ANGI and its businesses may sell products and services to, and/or purchase products and services from, companies at which directors (or certain of their family members) are employed or serve as directors, or over which directors (or certain of their family members) may otherwise exert control and if so, whether any payments were made to (or received from) such entities by ANGI and its businesses and/or IAC and its other businesses. Information relevant to independence determinations is obtained from director responses to questionnaires circulated by Company management, as well as from Company records and publicly available information. Once an independence determination is made, Company management monitors those transactions, relationships and arrangements that were relevant to such determination, as well as periodically solicits updated information potentially relevant to independence from internal personnel and directors, to determine whether there have been any developments that could potentially have an adverse impact on a prior independence determination.

        In connection with the Combination in September 2017, the Board determined that each of Mr. Evans and Mses. Haas and Zhao is independent. In the case of Mr. Evans and Mses. Haas and Zhao, no relationships of the type that would preclude a determination of independence under the Marketplace Rules or otherwise interfere with the exercise of independent judgment in carrying out the responsibilities of a director were identified for consideration.

        Of the remaining seven incumbent directors, six (Ms. Hicks and Messrs. Levin, Schiffman, Stein, Terrill and Winiarski) are executive officers of ANGI and/or IAC and Ms. Welch has a family member who provides consulting services to IAC and received relates fees for these services from IAC. Given these relationships, none of these directors is independent.

        In addition to the satisfaction of the director independence requirements set forth in the Marketplace Rules, members of the Audit and Executive Compensation Committees have also satisfied separate independence requirements under the current standards imposed by the SEC and the Marketplace Rules for audit committee members and by the SEC, the Marketplace Rules and the Internal Revenue Service for compensation committee members.

        Director Nominations. Pursuant to the Investor Rights Agreement, IAC has the right to nominate a certain number of our directors (currently six) corresponding to its degree of equity and voting interest in us until such time as its equity and voting interest are both less than 10%, as well as appoint replacements of its designated directors should such individuals become unable or unwilling to serve. IAC has nominated Messrs. Levin, Schiffman, Stein, Terrill and Winiarski and Ms. Welch. In addition, the Investor Rights Agreement provides that the ANGI Board has the right to nominate two directors and it has nominated Mses. Haas and Zhao. If any IAC or ANGI Board nominee becomes unable or unwilling to serve, IAC or the ANGI Board, as applicable, has the right to designate his or her replacement pursuant to the Investor Rights Agreement. Lastly, the Investor Rights Agreement also provides that until the date immediately preceding our 2020 Annual Meeting of Stockholders, the ANGI Board shall nominate the two directors initially selected by Angie's List from its board of directors to serve as directors of ANGI following the Combination (Mr. Evans and Ms. Hicks or their replacements pursuant to the Investor Rights Agreement) and IAC shall vote all of its shares of ANGI common stock in favor of such directors and not vote to remove such directors other than for cause. If, prior to our 2020 Annual Meeting of Stockholders, Mr. Evans and/or Ms. Hicks become unable or unwilling to serve, then the ANGI Board will select a replacement. Any individual selected as a replacement must be: (i) independent under the Marketplace Rules and applicable SEC rules if the individual is replacing Mr. Evans, (ii) qualified to serve as an independent director of IAC (were such individual to be appointed at such time to IAC's board of directors) and (iii) acceptable to remaining director initially selected by Angie's List.

        As a result of the rights under the Investor Rights Agreement described above and the Controlled Company exemption, the Board does not have a nominating committee or other committee performing similar functions nor any formal policy on nominations. While there are no specific requirements for eligibility to serve as a director of ANGI, in evaluating candidates, the Board will consider (regardless of how the candidate was identified or recommended) whether the professional and personal ethics and values of the candidate are consistent with those of ANGI, whether the candidate's experience and expertise would be beneficial to the Board, whether the candidate is willing and able to devote the necessary time and energy to the work of the Board and whether the candidate is prepared and qualified to represent the best interests of ANGI's stockholders. While the Board does not have a formal diversity policy, it also considers the overall diversity of the experiences, characteristics, attributes, skills and backgrounds of candidates relative to those of other Board members and those represented by the Board as a whole to ensure that the Board has the right mix of skills, expertise and background.

        The Board does not have a formal policy regarding the consideration of director nominees recommended by stockholders, as to date ANGI has not received any such recommendations. However, the Board would consider such recommendations if made in the future. Stockholders who wish to make such a recommendation should send the recommendation to ANGI Homeservices Inc., 14023 Denver West Parkway, Building 64, Golden, Colorado 80401, Attention: Corporate Secretary. The envelope must contain a clear notation that the enclosed letter is a "Director Nominee Recommendation." The letter must identify the author as a stockholder, provide a brief summary of the candidate's qualifications and history, together with an indication that the recommended individual would be willing to serve (if elected), and must be accompanied by evidence of the sender's stock ownership. Any director recommendations will be reviewed by the Corporate Secretary and the Chairman and, if deemed appropriate, will be shared with the entire Board for further review.

        Communications with the ANGI Board. Stockholders who wish to communicate with ANGI's Board or a particular director may send such communication to ANGI Homeservices Inc., 14023 Denver West Parkway, Building 64, Golden, Colorado 80401, Attention: Corporate Secretary.

        The mailing envelope must contain a clear notation indicating that the enclosed letter is a "Stockholder—Board Communication" or "Stockholder—Director Communication." All such letters must identify the author as a stockholder, provide evidence of the sender's stock ownership and clearly state whether the intended recipients are all members of the Board or a particular director or directors. The Corporate Secretary will then review such correspondence and forward it to the Board, or to the specified director(s), if appropriate.

The Board and Board Committees

        The Board. Following the Combination in 2017, the Board had two meetings and did not take any action by written consent. Directors are not required to attend annual meetings of ANGI stockholders. The Board currently has three committees: the Audit Committee, the Executive Compensation Committee and the Compensation Committee.

        Audit Committee. During 2017, the members of the Audit Committee were Mr. Evans and Mses. Haas and Zhao, with Ms. Haas serving as the Chairperson of such committee. Following the Combination in 2017, the Audit Committee had two meetings and did not take any action taken by written consent.

        The Audit Committee is appointed by the Board and functions pursuant to a written charter adopted by the Board, the most recent version of which is filed as Appendix A to this proxy statement.

The Audit Committee assists the Board with a variety of matters described in its charter, which include monitoring: (i) the integrity of ANGI's financial statements, (ii) the effectiveness of ANGI's internal control over financial reporting, (iii) the qualifications and independence of ANGI's independent registered public accounting firm, (iv) the performance of ANGI's internal audit function and independent registered public accounting firm, (v) ANGI's risk assessment and risk management policies as they relate to financial and other risk exposures and (vi) the compliance by ANGI with legal and regulatory requirements. In fulfilling its purpose, the Audit Committee maintains free and open communication among itself, the Company's independent registered public accounting firm, the Company's internal auditors and Company management. The formal report of the Audit Committee is set forth on page 17.

        The Board previously concluded that each of Mr. Evans and Mses. Haas and Zhao meet the independence standards under applicable SEC rules and the Marketplace Rules for service on the Audit Committee and is able to read and understand fundamental financial statements, and that Ms. Haas is an "audit committee financial expert," as such term is defined in applicable SEC rules and the Marketplace Rules.

        Pursuant to the Investor Rights Agreement, until the date immediately preceding our 2020 Annual Meeting of Stockholders, at least one of Mr. Evans or Ms. Hicks (or his or her replacement, if applicable) shall be a member of the Audit Committee if such individual meets the independence standards under applicable SEC rules and the Marketplace Rules.

        Executive Compensation and Compensation Committees. During 2017, the members of: (i) the Executive Compensation Committee were Mr. Evans and Ms. Haas and (ii) the Compensation Committee were Mr. Evans and Mses. Haas and Welch, with Mr. Evans serving as the Chairperson of both committees. Following the Combination in 2017, the Executive Compensation and Compensation Committees had one joint meeting and the Compensation Committee took action by written consent once.

        Both committees are appointed by the Board and each committee functions pursuant to a written charter adopted by the Board, the most recent versions of which are filed as Appendices B and C to this proxy statement. Except for those matters reserved exclusively for the Executive Compensation Committee (as described below), both committees assist the Board with all matters relating to, and have overall responsibility for approving and evaluating, all compensation plans, policies and programs of the Company. Both committees may form and delegate authority to subcommittees and may delegate authority to one or more of their respective members. While the committees generally meet and take action jointly, where appropriate or required, either committee takes action unilaterally.

        Matters reserved exclusively for the Executive Compensation Committee relate to the compensation of our Chief Executive Officer and other "officers" (as such term is defined in Rule 16a-1(f) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")). Accordingly, the Executive Compensation Committee has overall responsibility for approving and evaluating all compensation plans, policies and programs of the Company in which these officers are the exclusive participants and any other compensation plans, policies, and programs of the Company as they may affect such officers. In addition, the Compensation Committee may also delegate to one or more of the Company's officers its authority to make grants of equity-based compensation to the extent allowed under applicable law.

        For additional information on ANGI's processes and procedures for the consideration and determination of executive compensation and the related roles of the Executive Compensation and Compensation Committees, Company management and consultants, see the discussion under Compensation Discussion and Analysis generally beginning on page 19. The joint report of the Executive Compensation and Compensation Committees is set forth on page 26.

        The Board previously concluded that each of Mr. Evans and Ms. Haas meet the independence and other requirements of the Marketplace Rules, applicable SEC rules and the Internal Revenue Service for compensation committee members.

PROPOSAL 2—ADVISORY VOTE ON EXECUTIVE COMPENSATION (THE "SAY ON PAY VOTE")

        The Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act"), enacted in July 2010, requires the Company to seek a non-binding advisory vote from its stockholders to approve the compensation of its named executives. This proposal, also referred to as the "say on pay vote," is not intended to address any specific item of compensation, but rather ANGI's overall compensation program and policies relating to our named executives.

        As described under the caption Compensation Discussion and Analysis beginning on page 19, prior to the completion of the Combination, we were a wholly-owned subsidiary of IAC and during that time, the compensation of our executive officers (including our named executives) was generally determined by IAC's senior management in accordance with executive compensation program and policies adopted by the Compensation and Human Resources Committee of IAC's Board of Directors, which were designed to provide the level of compensation necessary to attract, retain, motivate and reward talented and experienced executives and to motivate them to achieve short-term and long-term goals, thereby enhancing stockholder value and creating a successful company.

        Following the completion of the Combination, our Executive Compensation Committee (comprised of two independent directors) and our Compensation Committee (comprised of the members of the Executive Compensation Committee, plus one non-independent director) have the joint responsibility of establishing our compensation philosophy and programs and determining appropriate payments and awards to our employees generally, with the Executive Compensation Committee having the exclusive responsibility to determine appropriate payments and awards to our executive officers.

        ANGI's executive officer compensation program and policies are designed to increase long-term stockholder value by attracting, retaining, motivating and rewarding leaders with the competence, character, experience and ambition necessary to enable ANGI to meet its growth objectives. Our Executive Compensation Committee approved 2017 annual bonuses in February 2018 for executive officers.

        We believe that our and IAC's executive officer compensation programs, with their balance of short-term and long-term incentives, reward sustained performance that is aligned with long-term stockholder interests. Accordingly, we believe that the compensation paid to our named executives in 2017 pursuant to such programs was fair and appropriate and are asking our stockholders to vote FOR the adoption of the following resolution:

  "RESOLVED, that the Company's stockholders approve, on an advisory basis, the compensation of the Company's named executives for 2017, as disclosed in this proxy statement, including the Compensation Discussion and Analysis, the executive compensation tables, and the related narrative."

        The approval, on an advisory basis, of the say on pay vote proposal requires the affirmative vote of holders of a majority of the voting power of shares of ANGI capital stock present at the Annual Meeting in person or represented by proxy and voting together. The vote is advisory in nature and therefore not binding on us or our Board. However, our Board and its compensation committees value the opinions of all of our stockholders and will consider the outcome of this vote when making future compensation decisions for our named executives.

        The Board recommends that the stockholders vote FOR the advisory vote on executive compensation.

 PROPOSAL 3—ADVISORY VOTE ON THE FREQUENCY OF HOLDING THE SAY ON PAY VOTE

        In addition to the advisory vote on executive compensation set forth above, the Dodd-Frank Act also requires the Company to seek a non-binding advisory vote from its stockholders regarding the frequency of holding the advisory vote on executive compensation in the future. In casting your advisory vote, you may indicate whether you prefer that we seek an advisory vote every one, two or three years. You may also abstain from voting on this matter.

        After thoughtful consideration, our Board believes that holding an advisory vote on executive compensation every three years is the most appropriate policy for the Company and its stockholders at this time. Our Board believes that a triennial vote more closely mirrors the long-term nature of a significant portion of our executive officer compensation program and will discourage short-term thinking and, as a result, a stockholder's analysis of our performance and compensation practices would be more fully informed when viewed over a three-year period. Moreover, allowing more time in between the advisory votes on executive compensation would provide a greater opportunity for our Board and its compensation committees to engage in meaningful analysis of any compensation issues and consideration of any stockholder concerns.

        The approval, on an advisory basis, of the frequency of holding the say on pay vote proposal requires the affirmative vote of holders of a majority of the voting power of shares of ANGI capital stock present at the Annual Meeting in person or represented by proxy and voting together. However, if no choice receives a majority of votes, then the option on the frequency of the advisory vote that receives the highest number of votes cast by stockholders will be considered by the Board as the stockholders' recommendation as to the frequency of holding future say on pay votes. The vote is advisory in nature and therefore not binding on us or our Board. However, our Board values the opinions of all of our stockholders and the Board and its compensation committees will consider the outcome of this vote when making future decisions on the frequency with which we will hold an advisory vote on executive compensation.

        The Board recommends that the stockholders vote for holding the say on pay vote once EVERY THREE YEARS at ANGI's Annual Meeting of Stockholders.

PROPOSAL 4—RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        Subject to stockholder ratification, the Audit Committee has appointed Ernst & Young LLP as ANGI's independent registered public accounting firm for the fiscal year ending December 31, 2018. Ernst & Young LLP has served as the independent registered public accounting firm for IAC (which included HomeAdvisor (US) and HomeAdvisor International when they were wholly-owned subsidiaries of IAC) for many years and is considered by management to be well qualified. Ernst & Young LLP also served as the independent registered accounting firm for Angie's List for many years.

        A representative of Ernst & Young LLP is expected to be present at the Annual Meeting and will be given an opportunity to make a statement if he or she so chooses and will be available to respond to appropriate questions.

        Ratification of the appointment of ANGI's independent registered public accounting firm requires the affirmative vote of holders of a majority of the voting power of shares of ANGI capital stock present at the Annual Meeting in person or represented by proxy and voting together.

        The Board recommends that our stockholders vote FOR ratification of the appointment of Ernst & Young LLP as ANGI's independent registered public accounting firm for 2018.

 AUDIT COMMITTEE MATTERS

Audit Committee Report

        The Audit Committee functions pursuant to a written charter adopted by the Board, which is filed as Appendix A to this proxy statement. The Audit Committee charter governs the operations of the Audit Committee and sets forth its responsibilities, which include providing assistance to the Board with the monitoring of: (i) the integrity of ANGI's financial statements, (ii) the effectiveness of ANGI's internal control over financial reporting, (iii) the qualifications and independence of ANGI's independent registered public accounting firm, (iv) the performance of ANGI's internal audit function and independent registered public accounting firm, (v) ANGI's risk assessment and risk management policies as they relate to financial and other risk exposures and (vi) the compliance by ANGI with legal and regulatory requirements. It is not the duty of the Audit Committee to plan or conduct audits or to determine that ANGI's financial statements and disclosures are complete, accurate and have been prepared in accordance with generally accepted accounting principles and applicable rules and regulations. Management is responsible for the Company's financial reporting process, including systems of internal control over financial reporting. The independent registered public accountants are responsible for performing an independent audit of the Company's consolidated financial statements and the effectiveness of the Company's internal control over financial reporting in accordance with the standards of the Public Company Accounting Oversight Board, and to issue a report thereon. The Audit Committee's responsibility is to engage the independent auditor and otherwise to monitor and oversee these processes.

        In fulfilling its responsibilities, the Audit Committee has reviewed and discussed the audited consolidated financial statements of ANGI included in the Company's Annual Report on Form 10-K for the year ended December 31, 2017 with ANGI's management and Ernst & Young LLP, ANGI's independent registered public accounting firm.

        The Audit Committee has discussed with Ernst & Young the matters required to be discussed by PCAOB Auditing Standard 1301, "Communications with Audit Committees." In addition, the Audit Committee has received the written disclosures and letter from Ernst & Young required by applicable requirements of the Public Company Accounting Oversight Board regarding Ernst & Young's communications with the Audit Committee concerning independence and has discussed with Ernst & Young its independence from ANGI and its management.

        In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements of ANGI be included in ANGI's Annual Report on Form 10-K for the year ended December 31, 2017 for filing with the SEC.

Members of the Audit Committee

Alesia J. Haas (Chairperson)
Thomas R. Evans
Yilu Zhao

Fees Paid to Our Independent Registered Public Accounting Firm

        The following table sets forth fees for all professional services rendered by Ernst & Young to ANGI for the years ended December 31, 2017 and 2016:

	2017		2016
Audit Fees	$3,011,000	(1)	$374,000	(2)
Audit-Related Fees	—		—
Total Audit and Audit-Related Fees	$3,011,000		$374,000
Tax Fees	—		—

Total Fees	$3,011,000		$374,000

(1)
Audit Fees in 2017 include: (i) fees for the audit of the HomeAdvisor Business and other services performed in connection with the Combination, including the review of (and in the case of consents, the issuance of) the related registration statement, comment letters and consents, (ii) fees associated with the annual audit of our financial statements and the review of periodic reports, (iii) amounts allocated by IAC to the Company for its share of IAC's consolidated audit fees for IAC's annual audit of financial statements and internal control over financial reporting for periods prior to the Combination in 2017, (iv) statutory audits (audits performed for certain ANGI businesses in various jurisdictions abroad, which audits are required by local law) and (v) accounting consultations.

(2)
Audit Fees in 2016 include: (i) amounts allocated by IAC to the Company for its share of IAC's consolidated audit fee for IAC's annual audit of financial statements and internal control over financial reporting and (ii) statutory audits.

Audit and Non-Audit Services Pre-Approval Policy

        The Audit Committee has a policy governing the pre-approval of all audit and permitted non-audit services performed by ANGI's independent registered public accounting firm in order to ensure that the provision of these services does not impair such firm's independence from ANGI and its management. Unless a type of service to be provided by ANGI's independent registered public accounting firm has received general pre-approval, it requires specific pre-approval by the Audit Committee. Any proposed services in excess of pre-approved cost levels also require specific pre-approval by the Audit Committee. In all pre-approval instances, the Audit Committee considers whether such services are consistent with SEC rules regarding auditor independence.

        All Tax services require specific pre-approval by the Audit Committee. In addition, the Audit Committee has designated specific services that have the pre-approval of the Audit Committee (each of which is subject to pre-approved cost levels) and has classified these pre-approved services into one of three categories: Audit, Audit-Related and All Other (excluding Tax). The term of any pre-approval is 12 months from the date of the pre-approval, unless the Audit Committee specifically provides for a different period. The Audit Committee revises the list of pre-approved services from time to time. Pre-approved fee levels for all services to be provided by ANGI's independent registered public accounting firm are established periodically from time to time by the Audit Committee.

        Pursuant to the pre-approval policy, the Audit Committee may delegate its authority to grant pre-approvals to one or more of its members, and has currently delegated this authority to its Chairperson. The decisions of the Chairperson (or any other member(s) to whom such authority may be delegated) to grant pre-approvals must be presented to the full Audit Committee at its next scheduled meeting. The Audit Committee may not delegate its responsibilities to pre-approve services to management.

 INFORMATION CONCERNING ANGI EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

        Background information about current ANGI executive officers who are not director nominees is set forth below. For background information about ANGI's Chief Executive Officer, Christopher Terrill, and Chief Financial Officer, Glenn H. Schiffman, see the discussion under Information Concerning Director Nominees beginning on page 7.

        Jeffrey W. Kip, age 50, has served as Chief Executive Officer of HomeAdvisor International since April 2016. Prior to serving in this role, Mr. Kip served as Chief Financial Officer of IAC from March 2012 to April 2016. Before joining IAC, Mr. Kip served as Executive Vice President, Chief Financial Officer of Panera Bread Company, a national bakery-cafe concept in the United States and Canada ("Panera"), from May 2006 to March 2012. From November 2003 until May 2006, Mr. Kip served as Panera's Vice President, Finance and Planning and as Vice President, Corporate Development from May 2003 until November 2003. From November 2002 until April 2003, Mr. Kip served as an Associate Director and Director at UBS, an investment banking firm, and from August 1999 until November 2002, Mr. Kip was an Associate at Goldman Sachs, an investment banking firm.

        Allison Lowrie, age 40, has served as Chief Marketing Officer of ANGI since September 2017. In her current role, Ms. Lowrie specializes in brand management, customer acquisition, communications and marketing intelligence for the Company's various home services brands. Prior to serving in this role, Ms. Lowrie served as Chief Marketing Officer of HomeAdvisor (US) from March 2015 and prior to that time, in various senior marketing positions at HomeAdvisor (US) from May 2010 to March 2015. Prior to joining HomeAdvisor (US), Ms. Lowrie acted as the Director of Advertising Products at Cars.com from November 2004 to May 2010.

        William B. Ridenour age 45, has served as Chief Technology Officer and Chief Product Officer of ANGI since September 2017. In his current role, Mr. Ridenour manages web and mobile product strategy, product design and development and technology operations for the Company's various brands in the United States, as well manages the operations of mHelpDesk and CraftJack. Prior to serving in this role, Mr. Ridenour served as Chief Technology Officer and Chief Product Officer of HomeAdvisor (US) from November 2011. Prior to joining HomeAdvisor (US), Mr. Ridenour was the Senior Vice President of eCommerce at Nutrisystem, Inc. from April 2007 through November 2011.

        Craig Smith, age 42, has served as President and Chief Operating Officer of ANGI since September 2017. In his current role, Mr. Smith oversees the Company's operations, including the sales forces for its principal brands in the United States. Prior to serving in this role, Mr. Smith served as President and Chief Operating Officer of HomeAdvisor (US) from July 2000. Prior to joining HomeAdvisor (US), Mr. Smith worked as an investment analyst for the El Pomar Foundation from June 1997 to July 2000.

COMPENSATION DISCUSSION AND ANALYSIS

        This Compensation Discussion and Analysis (the "CD&A") provides information regarding our compensation program as it relates to the following persons, who we refer to in this CD&A as our "named executive officers" (the "NEOs"):

  •
  Chris Terrill, Chief Executive Officer;

  •
  William B. Ridenour, Chief Technology Officer and Chief Product Officer;

  •
  Craig Smith, President and Chief Operating Officer;

  •
  Glenn H. Schiffman, IAC's Executive Vice President and Chief Financial Officer, who also serves as our Chief Financial Officer; and

  •
  Allison Lowrie, Chief Marketing Officer.

Roles and Responsibilities

        For the period during 2017 prior to the Combination, Messrs. Terrill, Ridenour, and Smith, and Ms. Lowrie (collectively, the "ANGI Executives") were employees of, and received compensation from, HomeAdvisor (US), and Mr. Schiffman was and is an executive officer of, and received compensation from, IAC. During that time, the compensation of the NEOs was determined by IAC. Because the ANGI Executives were not executive officers of IAC in 2017, their compensation was generally determined by IAC's senior management in accordance with the philosophy adopted by the Compensation and Human Resources Committee of IAC's Board of Directors (the "IAC Committee"). The IAC Committee approved all equity awards and the terms of the employment arrangements for the ANGI Executives in 2017 (described below).

        Following the Combination, we have a Compensation Committee consisting of Mr. Evans, Ms. Haas and Ms. Welch, which has the primary responsibility for establishing our compensation philosophy and programs, and an Executive Compensation Committee (referred to in this CD&A as the "ANGI Committee"), consisting of Mr. Evans and Ms. Haas, two independent directors who have the primary responsibility of determining appropriate payments and awards to our executive officers, other than Mr. Schiffman, with respect to whom the IAC Committee will continue to make such determinations. Pursuant to the Services Agreement, IAC provides us with certain services, including the services of Mr. Schiffman. IAC charges us for Mr. Schiffman's services at cost, based on the time Mr. Schiffman spends providing services to us.

        The Compensation Committee and the ANGI Committee may evolve components of our compensation practices and programs described herein over time, and therefore this report is not necessarily indicative of the practices we will follow going forward.

Philosophy and Objectives

        Our executive officer compensation program is designed to increase long-term value by attracting, retaining, motivating and rewarding leaders with the competence, character, experience and ambition necessary to enable us to meet our growth objectives.

        When establishing compensation packages for a given executive, we have followed a flexible approach, and have made decisions based on a host of factors particular to a given executive situation, including our firsthand experience with the competition for recruiting and retaining executives; negotiation and discussion with the relevant individual; competitive survey data; internal equity considerations; and other factors we deemed relevant at the time.

        Similarly, we have not followed an arithmetic approach to establishing ongoing compensation levels and measuring and rewarding short-term and long-term performance, as we believe this approach often fails to adequately take into account the multiple factors that contribute to success at the individual and business level. In any given period, we may have had multiple objectives, and these objectives, and their relative importance, often change as the competitive and strategic landscape shifts, even within a given compensation cycle. As a result, formulaic approaches often over-compensate or under-compensate a given performance level. Accordingly, we have, and IAC has historically, avoided the use of strict formulas in our compensation practices and have relied primarily on a discretionary approach.

        While we consider market data in establishing broad compensation programs and practices and may periodically benchmark the compensation associated with particular executive positions, we do not definitively rely on competitive survey data or any benchmarking information in establishing executive compensation. We make decisions based on a host of factors particular to a given executive's situation, including those described above and the Company's understanding of the current environment, and believe that over-reliance on survey data, or a benchmarking approach, is too rigid and stale for the dynamic and fast changing marketplace for talent.

        Neither we nor IAC has an ongoing relationship with any particular compensation consulting firm, though IAC has from time to time retained the services of consultants on specific occasions.

Compensation Elements

  General

        Compensation packages for executive officers have primarily consisted of salary, annual bonuses, long term incentives (typically equity awards) and, to a more limited extent, perquisites and other benefits. Prior to making specific decisions related to any particular element of compensation, we review the total compensation of each executive officer, evaluating the executive officer's total near- and long-term compensation in the aggregate. We determine which element or combinations of compensation elements (salary, bonus, or equity) can be used most effectively to further our compensation objectives. However, all such decisions are subjective, and made on a facts-and-circumstances basis without any prescribed relationship between the various elements of the total compensation package.

  Salary

        General. A new executive officer's starting salary is typically negotiated upon arrival, based on the executive officer's prior compensation history, prior compensation levels for the particular position, the executive officer's location, salary levels of other executive officers, salary levels available to the individual in alternative opportunities, reference to certain survey information and the extent to which we desire to secure the executive officer's services.

        Once established, salaries can increase based on a number of factors, including the assumption of additional responsibilities, internal equity, periodic market checks and other factors that demonstrate an executive officer's increased value.

        2017. In connection with, and effective upon, the Combination, the IAC Committee increased the salaries of the ANGI Executives. In establishing the new salary levels, IAC considered the increased responsibilities of the ANGI Executives and relied upon comparable positions and its general experience recruiting for similar roles.

  Annual Bonuses

        General. The annual bonus program is designed to reward performance on an annual basis. Because of the variable nature of the bonus program, and because in any given year bonuses have the potential to make up a significant portion of an executive officer's total compensation, the bonus program provides an important incentive tool to achieve annual objectives. IAC has historically, and ANGI has with respect to 2017, paid annual bonuses shortly after year-end following finalization of financial results for the prior year.

        The determination of bonus amounts is based on a non-formulaic assessment of factors that vary from year to year and success is measured subjectively. In setting individual annual bonus amounts, we consider a variety of factors regarding the Company's overall performance, such as growth in revenue and profitability; achievement of strategic objectives by the Company and its positioning for future growth; an individual's performance and contribution to the Company; and the bonus amount for each named executive officer relative to other named executive officers. No quantified weight has been given to any particular consideration. We have engaged in an overall assessment of appropriate bonus levels based on a subjective interpretation of corporate performance.

        Executive officer bonuses tend to be highly variable from year-to-year depending on performance of the Company and, in certain circumstances, individual executive officer performance. Accordingly, we believe that our bonus program provides strong incentive to meet the Company's annual goals.

        2017 Bonuses. In early 2018, Mr. Levin, the Company's Chairman and IAC's Chief Executive Officer, met with the ANGI Committee and discussed his views of corporate and individual performance for each ANGI Executive, and his recommendations for annual bonuses for those executives. Following these discussions, the ANGI Committee approved 2017 annual bonuses in early 2018 for the ANGI Executives. Mr. Schiffman's bonus was determined by the IAC Committee.

        ANGI Executives. In setting bonus levels for 2017 bonus awards, the ANGI Committee considered a variety of factors, including: (i) strong growth in revenue in our HomeAdvisor Business and for the Company on a pro forma basis for the Combination, (ii) a successful start to the integration process and (iii) strong growth in Marketplace service requests and Marketplace paying service providers. The ANGI Committee also considered the performance of the HomeAdvisor Business relative to certain strategic objectives that had been established for the year and in the context of the Combination. In addition, 2017 achievements were considered, and compared to achievements and bonus levels in prior years. As noted above, in setting individual bonus amounts, there was no weight assigned to any specific factor, and no application of a formulaic calculation.

        Mr. Schiffman. In setting the actual 2017 bonus level for Mr. Schiffman, the IAC Committee considered a variety of factors, including: (i) IAC's successful completion of several important strategic initiatives, including the Combination, (ii) IAC's efficient capital management, (iii) IAC's share price appreciation during 2017 and (iv) IAC's revenue and Adjusted EBITDA (as defined in IAC's periodic reports with the SEC) growth. While the factors noted above were the primary ones considered in setting bonus award amounts for Mr. Schiffman, the IAC Committee also considered Mr. Schiffman's role and responsibilities, the relative contributions made by Mr. Schiffman during the year and the relative size of the bonuses paid to the other executive officers of IAC.

  Long-Term Incentives

        General. We believe that providing a meaningful equity stake in our business is essential to create compensation opportunities that can compete, on a risk-adjusted basis, with other employment opportunities in a competitive marketplace. In addition, we believe that ownership shapes behavior, and that by providing compensation in the form of equity awards, we align executive officer incentives with stockholder interests in a manner that we believe drives superior performance over time.

        Executives of the HomeAdvisor Business have historically received: (i) equity awards denominated in shares of IAC common stock and (ii) equity awards denominated in shares of HomeAdvisor (US), and (iii) in 2016, equity awards denominated in shares of HomeAdvisor International.

        In setting particular award levels, the predominant objectives have been providing the person with effective retention incentives, appropriate rewards for past performance and incentives for strong future performance. Appropriate levels to meet these goals may vary from year to year, and from individual to individual, based on a variety of factors. The annual corporate performance factors relevant to setting bonus amounts that were discussed above, while taken into account, have generally been less relevant in granting equity awards, as the awards tend to be more forward looking, and are a longer-term retention and reward instrument than annual bonuses.

        The IAC Committee made all determinations regarding grants of equity awards to the named executive officers in 2017, in consultation with IAC senior management. In assessing the appropriate level of awards, IAC took into account historical practices, its view of market compensation generally, the dilutive impact of equity grants across IAC and other relevant factors.

        Prior to the Combination, the equity awards that relate to common stock of HomeAdvisor (US) were settleable in shares of IAC common stock having a value equal to the difference between the exercise price and the fair market value of the common stock of HomeAdvisor (US). Upon completion of the Combination, these awards were converted into awards that are exercisable for shares of ANGI Class A common stock, resulting in a significant non-cash modification charge under generally acceptable accounting principles. As required by the applicable compensation disclosure rules, this charge is reflected in the Summary Compensation Table for each named executive officer whose awards were converted. The modification charge was not taken into account in determining the components or amounts of each named executive officer's compensation, as the ANGI Committee did not view the charge as representative of any additional cost to the Company or any additional benefit provided to the named executives.

        2017 Equity Awards. In February 2017, in connection with IAC's normal course annual compensation practice, IAC granted HomeAdvisor (US) stock appreciation rights to each of Messrs. Terrill, Ridenour and Smith, with an exercise price equal to the fair market value of the common stock of HomeAdvisor (US) on the grant date and vesting in equal annual installments over four years. In addition, IAC granted IAC performance-based restricted stock units to Messrs. Terrill, Ridenour and Smith, cliff vesting in February 2020, subject to meeting certain revenue and Adjusted EBITDA margin targets for fiscal year 2019. The revenue and Adjusted EBITDA margin targets were subsequently adjusted to reflect new targets for the Company following the Combination.

        In February 2017, the IAC Committee granted 150,000 IAC stock options to Mr. Schiffman. These options vest 25% a year on the first four anniversaries of the grant date, and have an exercise price equal to the closing price of IAC common stock on the grant date.

        We believe these awards provide meaningful retention and performance incentives for our executive officers.

        2018 Equity Awards. No ANGI Executive received an equity award from the Company or IAC in 2018, as the ANGI Committee considered outstanding equity awards currently held by each ANGI Executive and the amount realizable from those awards based on then-current stock prices.

        In March 2018, the IAC Committee granted 80,000 IAC stock options to Mr. Schiffman with an exercise price equal to the closing price of IAC common stock on the grant date and which will vest 50% on each of February 15, 2021 and February 15, 2022; provided that the vesting of 50% of these options is also subject to the requirement that the closing price per share of IAC's common stock during any 20 consecutive days while the award is outstanding equals or exceeds $200 per share. In addition, following vesting, these options shall only be exercisable after February 15, 2022.

Employment Agreements

        The Company entered into employment agreements, each of which became effective on September 29, 2017 (the closing date for the Combination), with each of Messrs. Terrill, Ridenour and Smith and Ms. Lowrie. These employment agreements have a scheduled term ending on the third anniversary of the closing of the Combination for Mr. Terrill, and on December 31, 2019 for each other ANGI Executive, and provide for automatic renewals for successive one-year terms absent written notice from the Company or the applicable ANGI Executive 90 days prior to the expiration of the then-current term.

        These employment agreements provide that the ANGI Executive will be eligible to receive an annual base salary (currently $600,000 in the case of Mr. Terrill, $400,000 in the case of

Messrs. Ridenour and Smith, and $300,000 in the case of Ms. Lowrie), discretionary annual cash bonuses and such other employee benefits as may be determined by the Company from time to time.

        Upon certain involuntary terminations of employment and subject to his or her execution and non-revocation of a release and compliance with customary post-termination covenants: (i) the Company will continue to pay the executive officer his or her annual base salary for one (1) year following such termination, (ii) all ANGI and IAC equity awards (including any cliff vesting awards, which will be pro-rated as though such awards had an annual vesting schedule) held by ANGI Executives on the date of such termination that would have otherwise vested during the one (1) year period following such termination will vest as of the date of such termination (subject, in the case of performance-based awards, to the satisfaction of the applicable performance conditions) and (iii) in the case of Mr. Terrill, any then vested ANGI stock appreciation rights and IAC stock options held by him on the date of such termination will remain exercisable through the earlier of: (A) the scheduled expiration date of such awards and (B) eighteen (18) months following Mr. Terrill's termination of employment.

        Pursuant to these employment agreements, each ANGI Executive is bound by a covenant not to compete with our businesses during the term of his or her employment and for twelve (12) months thereafter, and a covenant not to solicit our employees or business partners during the term of his or her employment and for twelve (12) months (eighteen (18) months in the case of Mr. Terrill) after such a termination. In addition, each ANGI Executive has agreed not to use or disclose any confidential information regarding the Company and/or its affiliates.

        In addition: (i) each of Messrs. Terrill and Ridenour have agreed not to exercise more than 50% of his ANGI stock appreciation rights granted on February 11, 2015 in any calendar year and (ii) each of Messrs. Terrill, Ridenour and Smith have agreed not to exercise his ANGI stock appreciation rights granted on February 14, 2017 before January 1, 2020 (and not to exercise more than 33% of such awards before December 31, 2020). Upon the termination of his employment prior to the lapse of any of these restrictions, the Company shall waive such restrictions. In addition, in the case of a resignation without good reason, the Company may waive such restrictions at its election to allow such executive to exercise the awards during the 90-day period following such termination.

        In addition, under the employment agreements, each of Messrs. Terrill, Ridenour and Smith and Ms. Lowrie have agreed not to sell, transfer or otherwise dispose of shares of ANGI Class A common stock acquired upon exercise or settlement of ANGI equity awards prior to December 31, 2019.

Change of Control

        Our equity awards for senior executive officers generally include a so-called "double-trigger" change of control provision, which provides for the acceleration of the vesting of outstanding equity awards in connection with a change of control only when an award holder suffers an involuntary termination of employment during the two (2) year period following such change of control. We believe that providing for the acceleration of the vesting of equity awards after an involuntary termination will assist in the retention of our executive officers through a change of control transaction. For purposes of this discussion and the discussion below under the Severance caption, where we use the term "involuntary termination" to mean both a termination by the Company without "cause" and a resignation by the executive for "good reason" or similar construct.

Severance

        We generally provide executive officers with some amount of salary continuation and the acceleration of the vesting of some equity awards in the event of an involuntary termination of employment. Because we tend to promote our executive officers from within, after competence and commitment have generally been established, we believe that the likelihood of the vesting of equity awards being accelerated is typically low, and yet we believe that through providing this benefit we increase the retentive effect of our equity program, which serves as our most important retention incentive. The Company generally does not provide for the acceleration of the vesting of equity awards in the event an executive voluntarily resigns from the Company.

Other Compensation

        Under limited circumstances, certain of our NEOs have received non-cash and non-equity compensatory benefits. Included as other compensation in the Summary Compensation Table below are tax gross-ups for Mr. Terrill, relating to the payment of certain health benefits with post-tax dollars, and Mr. Smith, relating to his travel with the winners of the Company's annual sales force contest. In addition, included as compensation for Mr. Schiffman are income imputed to Mr. Schiffman for personal use of aircraft in which IAC has purchased a fractional ownership interest and relocation costs and related tax-gross-ups relating to the payment of certain relocation costs incurred by him when moving to New York to become Chief Financial Officer of IAC. Though the applicable compensation disclosure rules require disclosure of the tax gross-ups as compensation, they were not taken into account in determining the other components of the compensation for these executives. The executive officers do not participate in any deferred compensation or retirement program other than IAC's 401(k) plan.

Tax Deductibility

        Following the Combination, our executive officers' compensation became subject to the limitations on deductibility under Section 162(m) of the Internal Revenue Code of 1986, as amended ("Section 162(m)"). As a result, certain compensatory arrangements established prior to the Combination that were, or will be, paid following the completion of the Combination may not result in deductible compensation for the Company. The exemption from Section 162(m)'s deduction limit for performance-based compensation has been repealed, effective for taxable years beginning after December 31, 2017, such that compensation paid to our executive officers in excess of $1 million will not be deductible unless it qualifies for transition relief applicable to certain arrangements in place as of November 2, 2017. There can be no assurance that certain compensation arrangements established prior to that date will be fully deductible because of ambiguities and uncertainties as to the application and interpretation of Section 162(m) and the regulations issued thereunder, including the uncertain scope of the transition relief under the legislation repealing Section 162(m)'s exemption from the deduction limit. In addition, the ANGI Committee reserves the right to modify compensation that was initially intended to be exempt from Section 162(m) if it determines that such modifications are consistent with the Company's best interests.

 COMPENSATION COMMITTEE REPORT

        The Executive Compensation and Compensation Committees have reviewed the Compensation Discussion and Analysis and discussed it with Company management. In reliance on this review and the discussions referred to above, such committees have recommended to the Board that the Compensation Discussion and Analysis be included in ANGI's 2017 Annual Report on Form 10-K and this proxy statement.

Members of the Executive Compensation Committee

Thomas R. Evans (Chairperson)
Alesia J. Haas

Members of the Compensation Committee

Thomas R. Evans (Chairperson)
Alesia J. Haas
Suzy Welch

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        The Company has an Executive Compensation Committee, which during 2017 was comprised of Mr. Evans and Ms. Haas, and a Compensation Committee, which during 2017 was comprised of Mr. Evans and Mses. Haas and Welch. No member of these committees has been an officer or employee of ANGI or IAC at any time during his or her respective service on the committee(s).

EXECUTIVE COMPENSATION

Overview

        This Executive Compensation section of this proxy statement sets forth certain information regarding total compensation earned by our named executives in 2017, as well as ANGI and IAC equity awards made to our named executives in 2017, ANGI and IAC equity awards held by our named executives on December 31, 2017 and the dollar value realized by our named executives upon the exercise of ANGI and IAC equity awards during 2017. Unless otherwise indicated, equity awards in the tables below are denominated in shares of ANGI Class A common stock.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(2)	All Other Compensation ($)(3)	Total ($)
Christopher Terrill	2017	$446,923	$300,000	$3,800,000	$64,223,822	$27,002	$68,797,747
Chief Executive Officer	2016	$400,000	$900,000	—	695,237	$7,950	$2,003,186
Glenn H. Schiffman(4)	2017	$600,000	$2,500,000	—	$3,831,000	$46,059	$6,977,059
Chief Financial Officer	2016	$420,000	$1,750,000	—	$2,942,000	$225,586	$5,337,586
William B. Ridenour	2017	$323,462	$200,000	$3,040,000	$57,071,672	$23,650	$60,658,784
Chief Technology Officer and Chief Product Officer	2016	$300,000	$600,000	—	$587,656	$7,950	$1,495,606
Craig Smith	2017	$323,462	$200,000	$3,040,000	$44,315,733	$30,016	$47,909,211
President & Chief Operating Officer	2016	$300,000	$500,000	—	$1,277,946	$7,950	$2,085,896
Allison Lowrie	2017	$261,731	$300,000	—	$13,886,703	$23,650	$14,472,084
Chief Marketing Officer	2016	$250,000	$375,000	—	$1,331,380	$7,950	$1,964,330

(1)
Represents the dollar value of performance-based IAC RSU awards, calculated by multiplying the number of IAC RSUs granted (assumes that 100% of these awards will vest) by the fair market value per share of IAC common stock on the grant date. For additional details regarding these awards, see footnotes 1 and 6 to the Grants of Plan-Based Awards in 2017 table on page 29.

(2)
For 2017, the amounts in the table above for all named executives, other than Mr. Schiffman, include a significant non-cash modification charge under generally accepted accounting principles relating to the conversion of stock appreciation rights denominated in the equity of HomeAdvisor (US) ("HomeAdvisor SARs") issued prior to September 29, 2017 into stock appreciation rights settleable in shares of ANGI Class A common stock ("ANGI SARs") in connection with the Combination. The Company does not view these modification charges as representative of any additional actual cost to the Company or any additional benefit provided to the relevant named executives. In addition, the amounts in the table also reflect the grant date fair value using the Black Scholes option pricing model of: (i) HomeAdvisor SARs granted to Messrs. Terrill, Ridenour and Smith, and (ii) IAC stock options granted to Mr. Schiffman. A breakdown of the total amounts for 2017 in the table above for each named executive is as follows:

Name	Modification Charge for Awards Granted Prior to the Combination	Grant Date Fair Value of Awards Granted in 2017	Total
Christopher Terrill	$55,684,987	$8,538,835	$64,223,822
Glenn H. Schiffman	—	$3,831,000	$3,831,000
William B. Ridenour	$44,263,423	$12,808,249	$57,071,672
Craig Smith	$31,507,484	$12,808,249	$44,315,733
Allison Lowrie	$13,886,703	—	$13,886,703

For additional details regarding ANGI SARs (which were HomeAdvisor SARs on the grant date) and IAC stock options granted in 2017, see the Grants of Plan-Based Awards in 2017 table on page 29, and for the assumptions used to calculate the grant date fair values of such awards, see footnotes 5 and 8 thereto, respectively.

For 2016, the amounts in the table above represent the grant date fair value using the Black Scholes option pricing model of: (i) HomeAdvisor SARs granted to Messrs. Terrill, Ridenour and Smith and Ms. Lowrie, and (ii) IAC stock options granted to Mr. Schiffman.

(3)
Additional information regarding all other compensation amounts for each named executive in 2017 is as follows:

	Christopher Terrill	Glenn H. Schiffman	William B. Ridenour	Craig Smith	Allison Lowrie
Personal use of IAC aircraft(a)	—	$30,943	—	—	—
Value of perquisite given to attendees of IAC planning meetings	$15,550	—	$15,550	$15,550	$15,550
401(k) plan Company match	$8,100	$8,100	$8,100	$8,100	$8,100
Relocation costs and related tax reimbursements(b)	—	$7,016	—	—	—
Miscellaneous(c)	$3,352	—	—	$6,366	—

	$27,002	$46,059	$23,650	$30,016	$23,650

(a)
Reflects the incremental cost for Mr. Schiffman's personal use of aircraft in which IAC has purchased a fractional ownership interest. We calculate the incremental cost for personal use of our aircraft based on the average variable operating costs to us. The variable costs are calculated by multiplying the hours flown for personal use by the hourly flight and fuel charges, plus airport arrival or departure fees, if applicable, and do not include monthly management fees for such aircraft.

(b)
Reflects $3,454 paid to or on behalf of Mr. Schiffman for certain costs related to the relocation of him and his family to the New York City metropolitan area in 2016 and $3,562 in related tax reimbursements on income imputed to Mr. Schiffman for these costs.

(c)
In the case of Mr. Terrill, reflects tax reimbursements for costs related to the provision of certain IAC-sponsored health benefits to certain members of his household. In the case of Mr. Smith, reflects $3,400 as reimbursement for certain costs for attending a Company-sponsored sales contest trip and $2,966 in related tax reimbursements on income imputed to Mr. Smith for these costs.
(4)
Mr. Schiffman was appointed Executive Vice President and Chief Financial Officer of IAC in April 2016 and Chief Financial Officer of ANGI in September 2017. Information presented for Mr. Schiffman in the table above reflects compensation payable to him by IAC in his capacity as Executive Vice President and Chief Financial Officer of IAC. In 2016 and prior to the Combination in 2017, none of Mr. Schiffman's IAC compensation was allocated to HomeAdvisor (US). For the period commencing on September 29, 2017 through December 31, 2017, $240,625 of Mr. Schiffman's IAC compensation was allocated to the Company for his services as our Chief Financial Officer pursuant to the Services Agreement. As described in the CD&A on page 20, Mr. Schiffman's compensation is determined by the IAC Compensation and Human Resources Committee.

Grants of Plan-Based Awards in 2017

        The table below provides information regarding all ANGI SARs (which were HomeAdvisor SARs on the grant date) and IAC RSUs and IAC stock options granted to our named executives in 2017.

		Estimated Future Payouts Under Equity Incentive Plan Awards(1)			All Other Option Awards: Number of Securities Underlying Options (#)(2)
							Exercise or Base Price of Option Awards ($/Sh)(3)	Grant Date Fair Value of Stock and Option Awards ($)
Name	Grant Date	Threshold (#)	Target (#)	Maximum (#)
Christopher Terrill	2/14/17	—	—	—	3,716,300	(4)	$4.53	$8,538,833	(5)
	2/14/17	0	50,000	50,000	—		—	$3,800,000	(6)
Glenn H. Schiffman	2/14/17	—	—	—	150,000	(7)	$76.00	$3,831,000	(8)
William B. Ridenour	2/14/17	—	—	—	5,574,450	(4)	$4.53	$12,808,249	(5)
	2/14/17	0	40,000	40,000	—		—	$3,040,000	(6)
Craig Smith	2/14/17	—	—	—	5,574,450	(4)	$4.53	$12,808,249	(5)
	2/14/17	0	40,000	40,000	—		—	$3,040,000	(6)
Allison Lowrie	—	—	—	—	—		—	—

(1)
Reflects performance-based IAC RSU awards that vest in one lump sum installment on February 14, 2020, subject to continued service and the achievement of specified levels of revenue and EBITDA margin by certain of the Company's domestic businesses for the fiscal year ended December 31, 2019. These RSU awards are reflected in the table above as Estimated Future Payouts Under Equity Incentive Plan Awards in accordance with applicable SEC rules. Given that the number of shares of IAC common stock underlying these awards that will ultimately vest (if any) is performance driven, 100% of these awards are at risk.

The terms of these awards provide that if the specified levels of revenue and EBITDA margin are not met, none of the award will vest, and if the specified levels of revenue and EBITDA margin are met or exceeded, 100% of the award will vest. As a result, the number of IAC RSUs that appears in the "Threshold" column is zero and the number of IAC RSUs that appears in the "Target" and "Maximum" columns represent 100% of these awards.

(2)
The number that appears in the table above represents the number of shares of: (i) ANGI Class A common stock underlying ANGI SARs (which were HomeAdvisor SARs on the grant date) for Messrs. Terrill, Ridenour and Smith and (ii) IAC common stock underlying IAC stock option for Mr. Schiffman, in all cases, granted in February 2017. Share numbers for ANGI SARs in the table above reflect adjustments made to HomeAdvisor SARs in connection with the Combination.

(3)
The amounts in the table above reflect: (i) in the case of ANGI SARs (which were HomeAdvisor SARs on the grant date), the fair market value per share of HomeAdvisor (US) common stock on the grant date, as adjusted in connection with the Combination, and (ii) in the case of IAC stock options, the fair market value per share of IAC common stock on the grant date.

(4)
Represents ANGI SARs that vest in equal installments (25%) on each of February 14, 2018, 2019, 2020 and 2021, subject to continued service. This award is not exercisable prior to January 1, 2020 and no more than one-third of this award may be exercised prior to December 31, 2020; provided, however, that the Company is required to waive these restrictions upon certain terminations of employment and may waive such restrictions for any reason in its discretion.

(5)
Represents the grant date fair value of ANGI SARs (which were HomeAdvisor SARs on the grant date) determined by using the Black-Scholes option pricing model. The Black-Scholes option pricing model incorporates various assumptions, including expected stock price volatility, risk-free interest rates, expected term and dividend yield.

The assumptions used to calculate the amounts in the table above for these awards are as follows: an expected volatility rate of 51.57% (based on historical stock price volatilities of a group of HomeAdvisor (US) peer companies), a risk-free interest rate of 2.132% (based on U.S. Treasuries with terms comparable to those of the awards), an expected term of 6.04 years (based on the midpoint of the first and last windows for exercise at the time of grant) and no dividends.

The amounts in the table above exclude incremental expense associated with the modification of these awards in connection with the Combination.

(6)
Represents the dollar value of performance-based IAC RSU awards, calculated by multiplying the number of IAC RSUs granted (assumes that 100% of these awards will vest) by the fair market value per share of IAC common stock on the grant date.

(7)
Represents IAC stock options that vest in four equal installments on (25%) on each of February 14, 2018, 2019, 2020 and 2021, subject to continued service.

(8)
Reflects the grant date fair value of IAC stock options determined by using the Black-Scholes option pricing model. The assumptions used to calculate the amounts in the table above for this award are as follows: an expected volatility rate of 29.71% (based on the historical volatility of IAC common stock), a risk-free interest rate of 2.166% (based on U.S. Treasuries with terms comparable to those of the awards), an expected term of 6.16 years (based on the historical exercise behavior of IAC employees) and no dividends.

Outstanding Equity Awards at 2017 Fiscal Year-End

        The table below provides information regarding ANGI SARs and IAC stock options and RSUs, as applicable, held by our named executives on December 31, 2017.

	Option Awards(1)						Stock Awards(1)(2)
Name	Number of securities underlying unexercised options (#)		Number of securities underlying unexercised options (#)		Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested	Market value of shares or units of stock that have not vested ($)
	(Exercisable)		(Unexercisable)
Christopher Terrill(3)
ANGI SARs	3,716,300	(4)	—		$0.74	4/2/20	—	—
ANGI SARs	1,858,150	(5)	1,858,150	(5)	$0.98	2/11/25	—	—
ANGI SARs	—		3,716,000	(6)	$4.53	2/14/27	—	—
IAC stock options	—		37,500	(7)	$45.22	2/22/26	—	—
IAC stock options	—		5,000	(8)	$65.22	12/1/26	—	—
IAC RSUs	—		—		—	—	50,000	$6,114,000
Glenn H. Schiffman
IAC stock options	50,000	(9)	150,000	(9)	$45.78	4/7/26	—	—
IAC stock options	—		150,000	(10)	$76.00	2/14/27	—	—
William B. Ridenour(3)
ANGI SARs	1,858,150	(5)	1,858,150	(5)	$0.98	2/11/25	—	—
ANGI SARs	—		5,574,450	(6)	$4.53	2/14/27	—	—
IAC stock options	10,000	(7)	30,000	(7)	$45.22	2/22/26	—	—
IAC stock options	—		5,000	(8)	$65.22	12/1/26	—	—
IAC RSUs	—		—		—	—	40,000	$4,891,200
Craig Smith(3)
ANGI SARs	325,176	(11)	975,529	(11)	$2.66	2/10/26	—	—
ANGI SARs	—		5,574,450	(6)	$4.53	2/14/27	—	—
IAC stock options	9,001		—		$45.19	6/20/22	—	—
IAC stock options	—		5,000	(8)	$65.22	12/1/26	—	—
IAC RSUs	—		—		—	—	40,000	$4,891,200
Allison Lowrie
ANGI SARs	185,815		—		$0.74	4/2/20	—	—
ANGI SARs	464,537	(5)	464,538	(5)	$0.98	2/11/25	—	—
ANGI SARs	371,630	(11)	1,114,890	(11)	$2.66	2/10/26	—	—
IAC stock options	—		5,000	(8)	$65.22	12/1/26	—	—

(1)
For information on the treatment of ANGI SARs and IAC equity awards upon a termination of employment (including certain terminations during specified periods following a change in control of ANGI or IAC), see the discussion under Estimated Potential Payments Upon Termination or Change in Control beginning on page 33.

(2)
The market value of these performance-based IAC RSU awards is based on the closing price of IAC common stock ($122.28) on December 29, 2017. These IAC RSUs vest in one lump sum installment on February 14, 2020, subject to continued service and the achievement of specified levels of revenue and EBITDA margin by certain of the Company's domestic businesses for the fiscal year ended December 31, 2019.

(3)
The table above excludes 7,500, 7,500 and 10,000 stock appreciation rights denominated in shares of common stock of HomeAdvisor International held by Messrs. Terrill, Ridenour and Smith,

  respectively. These awards have an exercise price of $28.89 per share and vested/vest in equal installments (25%) on April 1, 2017, 2018, 2019 and 2020, subject to continued service.

(4)
This award is fully vested, but not exercisable prior to January 1, 2019 and no more than 50% of the total award is exercisable prior to January 1, 2020. These restrictions may be waived by the Company for any reason in its discretion. Pursuant to his employment agreement, Mr. Terrill has agreed not to sell, transfer or otherwise dispose of any shares of ANGI Class A common stock acquired upon the exercise or settlement of ANGI SARs prior to December 31, 2019.

(5)
Represents ANGI SARs that vested/vest in equal installments (25%) on each of February 11, 2016, 2017, 2018 and 2019, subject to continued service. For Messrs. Terrill and Ridenour, no more than 50% of this total award is exercisable in any calendar year; provided, however, that the Company is required to waive this restriction upon certain terminations of employment and may waive such restrictions for any reason in its discretion. Pursuant to their employment agreements, each of Messrs. Terrill and Ridenour and Ms. Lowrie has agreed not to sell, transfer or otherwise dispose of any shares of ANGI Class A common stock acquired upon the exercise or settlement of ANGI SARs prior to December 31, 2019.

(6)
Represents ANGI SARs that vested/vest in equal installments (25%) on each of February 14, 2018, 2019, 2020 and 2021, subject to continued service. These awards are not exercisable prior to January 1, 2020 and no more than one-third of any total award may be exercised prior to December 31, 2020; provided, however, that the Company is required to waive these restrictions upon certain terminations of employment and may waive such restrictions for any reason in its discretion. Pursuant to their employment agreements, each of Messrs. Terrill, Ridenour and Smith has agreed not to sell, transfer or otherwise dispose of any shares of ANGI Class A common stock acquired upon the exercise or settlement of ANGI SARs prior to December 31, 2019.

(7)
Represents IAC stock options that vested/vest in equal installments (25%) on February 10, 2017, 2018, 2019 and 2020, subject to continued service.

(8)
Represents IAC stock options that vest in one lump sum installment on December 1, 2020.

(9)
Represents IAC stock options that vested/vest in four equal installments (25%) on April 7, 2017, 2018, 2019 and 2020, subject to continued service.

(10)
Represents IAC stock options that vested/vest in four equal installments (25%) on February 14, 2018, 2019, 2020 and 2021, subject to continued service.

(11)
Represents ANGI SARs that vested/vest in equal installments (25%) on each of February 10, 2017, 2018, 2019 and 2020, subject to continued service.

2017 Option Exercises and Stock Vested

        The table below provides information regarding the number of shares acquired by our named executives upon the exercise of ANGI SARs (which were HomeAdvisor SARs at the time of exercise)

and IAC stock options in 2017 and the related value realized, excluding the effect of any applicable taxes.

Name	Number of Shares Acquired Upon Exercise (#)(1)(2)	Value Realized Upon Exercise ($)(2)(3)	Number of Shares Acquired Upon Vesting (#)	Value Realized Upon Vesting ($)
Christopher Terrill
ANGI SARs	7,432,600	$28,169,554	—	—
IAC stock options	12,500	$820,250	—	—
Glenn H. Schiffman	—	—	—	—
William B. Ridenour
ANGI SARs	6,503,525	$24,648,360	—	—
Craig Smith
ANGI SARs	3,344,670	$12,676,299	—	—
IAC stock options	6,999	$319,639	—	—
Allison Lowrie
ANGI SARs	61,939	$234,749	—	—

(1)
In the case of ANGI SARs, reflects HomeAdvisor SARs exercised and settled prior to the Combination. Share numbers for ANGI SARs in the table above reflect adjustments that would have been made to HomeAdvisor SARs in connection with the Combination had they not been exercised prior thereto.

(2)
No shares of HomeAdvisor (US) common stock were issued in connection with the exercise and settlement of ANGI SARs (which were HomeAdvisor SARs at the time of exercise). Instead, pursuant to the terms of the awards, a number of shares of IAC common stock with a value equal to the value realized upon exercise, net of all amounts withheld to cover tax obligations, were issued at settlement.

(3)
In the case of ANGI SARs, represents the difference between the exercise price of the awards and the fair market value per share of HomeAdvisor (US) common stock at the time of exercise, multiplied by the number of HomeAdvisor SARs exercised.

In the case of IAC stock options, represents the difference between the exercise price of the awards and the fair market value per share of IAC common stock at the time of exercise, multiplied by the number IAC stock options exercised.

Estimated Potential Payments Upon Termination or Change in Control

  Overview

        Certain of our employment agreements and/or equity award agreements, as well as our and IAC's stock and annual incentive plans, entitle our named executives to continued base salary payments, the acceleration of the vesting of equity awards and/or extended post-termination exercise periods for equity awards upon certain terminations of employment (including certain terminations during specified periods following a change in control of ANGI and IAC).

        Certain amounts that would become payable to our named executives upon the events described below (as and if applicable), assuming that the relevant event occurred on December 31, 2017, are described and quantified in the table set forth below under Amounts and Benefits Payable Upon a Qualifying Termination and Change in Control on December 31, 2017. These amounts, which exclude the effect of any applicable taxes, are based on the number of ANGI SARs and IAC stock options and RSUs outstanding on December 31, 2017 and the closing price of ANGI Class A common stock

($10.46) and IAC common stock ($122.28), in each case, on December 29, 2017. In addition to these amounts, certain other amounts and benefits generally payable and made available to other Company employees upon a termination of employment, including payments for accrued vacation time and outplacement services, will generally be payable to our named executives.

  Amounts and Benefits Payable Upon a Qualifying Termination

        Messrs. Terrill, Ridenour and Smith and Ms. Lowrie. Upon a termination without cause or resignation for good reason (a "Qualifying Termination") on December 31, 2017, pursuant to the terms of their respective employment agreements, Messrs. Terrill, Ridenour and Smith and Ms. Lowrie would have been entitled to:

  •
  receive twelve (12) months of their respective base salaries, subject to the execution of a release and compliance with customary post-termination covenants, and subject to offset for any amounts earned from other employment during the period in which continued base salary payments are being made; and

  •
  the partial vesting of outstanding and unvested ANGI and IAC equity awards (including cliff vesting awards, which shall be pro-rated as though such awards had an annual vesting schedule) in amounts equal to the number that would have otherwise vested in accordance with the terms of such awards during the twelve (12) month period following such Qualifying Termination; provided, that the vesting of awards subject to performance conditions (if any) shall remain subject to the satisfaction of such conditions.

        In addition, Mr. Terrill would have been entitled to:

  •
  the waiver of restrictions application to the exercise of ANGI SARs granted to him on February 11, 2015 (3,716,300 ANGI SARs with an exercise price of $0.98) and February 14, 2017 (3,716,000 ANGI SARs with an exercise price of $4.53); and

  •
  continue to have the ability to exercise his vested ANGI SARs and IAC stock options through June 30, 2019 (or if earlier, the scheduled expiration date for such awards).

        Also, Messrs. Ridenour and Smith would have been entitled to the waiver of restrictions applicable to the exercise of:

  •
  in the case of Mr. Ridenour, ANGI SARs granted to him on February 11, 2015 (3,716,300 ANGI SARs with an exercise price of $0.98) and February 14, 2017 (5,574,450 ANGI SARs with an exercise price of $4.53); and

  •
  in the case of Mr. Smith, the exercise of ANGI SARs granted to him on February 14, 2017 (5,574,450 ANGI SARs with an exercise price of $4.53).

        For Mr. Terrill, "good reason" means: (i) a material diminution in his base salary, (ii) a material diminution in his title, duties or level of responsibilities, (iii) the relocation of his principal place of employment to a location that is greater than fifty (50) miles from the greater Denver, Colorado metropolitan area, (iv) the failure of the Company to nominate him to stand for election to the ANGI Board of Directors or his removal from the ANGI Board of Directors (other than by reason of death, disability, cause or a voluntary termination without good reason) and (v) him ceasing to report to anyone other than the ANGI Board of Directors or its Chairman, in each case, without the written consent of Mr. Terrill or that is not cured promptly after notice.

        For Messrs. Ridenour and Smith and Ms. Lowrie, "good reason" means: (i) a material diminution in his or her base salary, (ii) a material diminution in his or her title, duties or level of responsibilities and (iii) the relocation of his or her principal place of employment to a location that is greater than fifty (50) miles from the greater Denver, Colorado metropolitan area, in each case, without the written consent of the applicable named executive or that is not cured promptly after notice.

        Mr. Schiffman. Upon a Qualifying Termination on December 31, 2017, Mr. Schiffman would have been entitled to:

  •
  receive twelve (12) months of his base salary, subject to the execution of a release and compliance with customary post-termination covenants, and subject to offset for any amounts earned from other employment during the period in which continued base salary payments are being made;

  •
  the vesting of all outstanding and unvested IAC stock options granted to him in 2016;

  •
  the partial vesting of outstanding and unvested IAC equity awards granted after 2016 (including cliff vesting awards, which shall be pro-rated as though such awards had an annual vesting schedule) in amounts equal to the number that would have otherwise vested in accordance with the terms of such awards during the twelve (12) month period following such Qualifying Termination; and

  •
  continue to have the ability to exercise his vested IAC stock options through June 30, 2019.

        For Mr. Schiffman, "good reason" means: (i) a material diminution in the authorities, duties or responsibilities of the person to whom Mr. Schiffman is required to report (IAC's Chief Executive Officer), (ii) a material reduction in his title, duties or level of responsibilities, including any circumstances under which IAC is no longer publicly traded and is controlled by another company, (iii) a material reduction in his base salary, (iv) a relocation of his principal place of employment outside of the New York City metropolitan area and (v) any other action or inaction that constitutes a material breach by IAC of his employment agreement, in each case, without the written consent of Mr. Schiffman or that is not cured promptly after notice.

  Amounts and Benefits Payable Upon a Change in Control

        No payments would have been made to any named executive pursuant to any agreement between the Company and any of our named executives upon a change in control of ANGI or IAC on December 31, 2017. Upon a Qualifying Termination on December 31, 2017 that occurred during the two (2) year period following a change in control of: (i) ANGI, in accordance with our stock and annual incentive plan and related award agreements, the vesting of all then outstanding and unvested ANGI SARs held by Messrs. Terrill, Ridenour and Smith and Ms. Lowrie would have been accelerated and (ii) IAC, in accordance with the applicable IAC stock and annual incentive plan(s) and related award agreements, the vesting of all then outstanding and unvested IAC equity awards held by all of our named executives would have been accelerated.

  Amounts and Benefits Payable Upon a Qualifying Termination and Change in Control on December 31, 2017

Name and Benefit	Qualifying Termination		Qualifying Termination During the Two Year Period Following a Change in Control of ANGI		Qualifying Termination During the Two Year Period Following a Change in Control of IAC
Christopher Terrill(1)
Continued Salary	$600,000		$600,000		$600,000
Market Value of ANGI SARs that would vest(2)	$14,317,046	(3)	$39,652,922	(4)	$14,317,046	(3)
Market Value of IAC RSUs that would vest(5)	—		—		$6,114,000	(6)
Market Value of IAC stock options that would vest(7)	$1,105,900	(8)	$1,105,900	(8)	$3,175,050	(9)

Total Estimated Incremental Value	$16,022,946		$41,358,822		$24,206,096

Glenn H. Schiffman
Continued Salary	$600,000		$600,000		$600,000
Market Value of IAC stock options that would vest(7)	$13,210,500	(10)	$13,210,500	(10)	$18,417,000	(9)

Total Estimated Incremental Value	$13,810,500		$13,810,500		$19,017,000

William B. Ridenour(1)
Continued Salary	$400,000		$400,000		$400,000
Market Value of ANGI SARs that would vest(2)	$17,071,750	(3)	$50,671,750	(4)	$17,071,750	(3)
Market Value of IAC RSUs that would vest(5)	—		—		$4,891,200	(6)
Market Value of IAC stock options that would vest(7)	$913,250	(8)	$913,250	(8)	$2,597,100	(9)

Total Estimated Incremental Value	$18,385,000		$51,985,000		$24,960,050

Craig Smith(1)
Continued Salary	$400,000		$400,000		$400,000
Market Value of ANGI SARs that would vest(2)	$10,800,492	(3)	$40,665,615	(4)	$10,800,492	(3)
Market Value of IAC RSUs that would vest(5)	—		—		$4,891,200	(6)
Market Value of IAC stock options that would vest(7)	$142,650	(8)	$142,650	(8)	$285,300	(9)

Total Estimated Incremental Value	$11,343,142		$41,208,265		$16,376,992

Allison Lowrie
Continued Salary	$300,000		$300,000		$300,000
Market Value of ANGI SARs that would vest(2)	$5,100,624	(3)	$13,099,962	(4)	$5,100,624	(3)
Market Value of IAC RSUs that would vest	—		—		—
Market Value of IAC stock options that would vest(7)	$142,650	(8)	$142,650	(8)	$285,300	(9)

Total Estimated Incremental Value	$5,543,274		$13,542,612		$5,685,924

(1)
The table above excludes 7,500, 7,500 and 10,000 stock appreciation rights denominated in shares of common stock of HomeAdvisor International held by Messrs. Terrill, Ridenour and Smith, respectively. These awards have an exercise price of $28.89 per share and vested/vest in equal installments (25%) on April 1, 2017, 2018, 2019 and 2020, subject to continued service.

(2)
Represents the difference between the closing price of ANGI Class A common stock ($10.46) on December 29, 2017 and the exercise prices of all in-the-money ANGI SARs accelerated upon the occurrence of the relevant event specified above, multiplied by the number of ANGI SARs so accelerated.

(3)
Represents the value of ANGI SARs that would have otherwise vested (and, in the case of Messrs. Terrill, Ridenour and Smith only, would have become exercisable upon the waiver of exercisability restrictions applicable to their ANGI SARs by the Company) during the twelve (12) month period following a Qualifying Termination in accordance with the terms of the relevant named executive's employment agreement. Pursuant to their employment agreements, each of Messrs. Terrill, Ridenour and Smith and Ms. Lowrie has agreed not to sell, transfer or otherwise dispose of any shares of ANGI Class A common stock acquired upon the exercise or settlement of ANGI SARs prior to December 31, 2019.

(4)
Represents the value of ANGI SARs that would have vested (and, in the case of Messrs. Terrill, Ridenour and Smith only, would have become exercisable upon the waiver of exercisability restrictions applicable to their ANGI SARs by the Company) upon a Qualifying Termination on December 31, 2017 that occurred during the two (2) year period following a change in control of ANGI in accordance with our stock and annual incentive plan and related award agreements. Pursuant to their employment agreements, each of Messrs. Terrill, Ridenour and Smith and Ms. Lowrie has agreed not to sell, transfer or otherwise dispose of any shares of ANGI Class A common stock acquired upon the exercise or settlement of ANGI SARs prior to December 31, 2019.

(5)
Represents the closing price of IAC common stock ($122.28) on December 29, 2017, multiplied by the number of IAC RSUs accelerated upon the occurrence of the relevant event specified above.

(6)
Represents the value of IAC RSUs that would have vested upon a Qualifying Termination on December 31, 2017 that occurred during the two (2) year period following a change in control of IAC in accordance with the applicable IAC stock and annual incentive plan(s) and related award agreements.

(7)
Represents the difference between the closing price of IAC common stock ($122.28) on December 29, 2017 and the exercise prices of all in-the-money stock IAC stock options accelerated upon the occurrence of the relevant event specified above, multiplied by the number of IAC stock options so accelerated.

(8)
Represents the value of IAC stock options that would have otherwise vested during the twelve (12) month period following a Qualifying Termination in accordance with the terms of the relevant named executive's employment agreement.

(9)
Represents the value of IAC stock options that would have vested upon a Qualifying Termination on December 31, 2017 that occurred during the two (2) year period following a change in control of IAC in accordance with the applicable IAC stock and annual incentive plan(s) and related award agreements.

(10)
Represents the value of IAC stock options: (i) granted in 2016 that would have vested upon a Qualifying Termination on December 31, 2017 and (ii) granted after 2016 that would have otherwise vested during the twelve (12) month period following a Qualifying Termination, in each case, in accordance with the terms of Mr. Schiffman's employment agreement with IAC.

DIRECTOR COMPENSATION

        Non-Employee Director Compensation Arrangements. The Board has primary responsibility for establishing non-employee director compensation arrangements, which have been designed to provide competitive compensation necessary to attract and retain high quality non-employee directors and to encourage ownership of ANGI Class A common stock to further align the interests of our non-employee directors with those of our stockholders. Arrangements in effect from and after the Combination provide that: (i) each non-employee director receive an annual retainer in the amount of $50,000, (ii) each member of the Audit, Executive Compensation and Compensation Committees (including their respective Chairpersons) receive an additional annual retainer in the amount of $10,000 and $5,000, respectively, and (iii) the Chairpersons of each of the Audit, Executive Compensation and Compensation Committees receive an additional annual retainer in the amount of $20,000, with all amounts being paid quarterly, in arrears. Members (including the Chairpersons thereof) of both the Executive Compensation and Compensation Committees shall only receive one committee and Chairperson retainer.

        In addition, these arrangements also provide that each non-employee director receive a grant of ANGI RSUs with a dollar value of $250,000 upon his or her initial election to the Board and annually thereafter upon re-election on the date of ANGI's annual meeting of stockholders, the terms of which provide for: (i) vesting in three equal annual installments commencing on the first anniversary of the grant date, (ii) cancellation and forfeiture of unvested ANGI RSUs in their entirety upon termination of Board service and (iii) full acceleration of the vesting of ANGI RSUs upon a change in control of ANGI. The Company also reimburses non-employee directors for all reasonable expenses incurred in connection with attendance at ANGI Board and Board committee meetings. For purposes of these compensation arrangements, non-employee directors are those directors who are not employed by (or otherwise providing services to) ANGI or IAC.

        2017 Non-Employee Director Compensation. The table below provides the amount of: (i) fees earned by non-employee directors for services performed during 2017 from and after the Combination and (ii) the grant date fair value of ANGI RSU awards granted in 2017.

Name	Fees Earned and Paid in Cash($)(1)	Stock Awards($)(2)	Total($)
Thomas R. Evans	$21,250	$249,994	$271,244
Alesia J. Haas	$21,250	$249,994	$271,244
Suzy Welch	$13,750	$249,994	$263,744
Yilu Zhao	$15,000	$249,994	$264,994

(1)
Reflects fees for service during 2017 from and after the Combination.

(2)
Amounts presented represent the grant date fair value of ANGI RSU awards, calculated by multiplying the number of ANGI RSUs granted by the fair market value per share of ANGI Class A common stock on the grant date.

Equity Compensation Plan Information

        Securities Authorized for Issuance Under Equity Compensation Plans. The following table summarizes information, as of December 31, 2017, regarding the ANGI Homeservices Inc. 2017 Stock and Annual Incentive Plan (the "2017 ANGI Plan"), pursuant to which grants of ANGI stock options, stock appreciation rights, restricted stock units or other rights to acquire shares of ANGI Class A common stock may be made from time to time.

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights(1)(A)		Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights(B)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (A))(1)(C)
Equity compensation plans approved by security holders(2)	45,036,662	(3)	$2.79	29,963,338	(4)
Equity compensation plans not approved by security holders	—		—	—
Total	45,036,662	(3)	$2.79	29,963,338	(4)

(1)
Information includes shares of ANGI Class A common stock that have been reserved and may be issuable upon the settlement of previously issued HomeAdvisor SARs that were converted into ANGI SARs in connection with the Combination (the "Prior Plan Awards"). Pursuant to the Employee Matters Agreement between us and IAC, IAC may require Prior Plan Awards to be settled in shares of IAC common stock, in which case: (i) we will reimburse IAC for the cost of those shares by issuing additional shares of ANGI Class A common stock to IAC and (ii) the shares of ANGI Class A common stock underlying such awards shall again be made available for future issuance under the 2017 ANGI Plan.

Information excludes shares of ANGI Class A common stock that have been reserved and may be issuable upon the settlement of 2,533,442 stock options with a weighted-average exercise price of $11.18 and 2,419,581 restricted stock units granted by Angie's List prior to the Combination under the Angie's List, Inc. Amended and Restated Omnibus Incentive Plan (the "Angie's List Plan") that were converted into ANGI stock options and ANGI restricted stock units and assumed by us in connection with the Combination. The Company assumed the Angie's List Plan in connection with the Combination. No securities remain available for future issuance under the Angie's List Plan.

(2)
Consists of the 2017 ANGI Plan, which replaced the HomeAdvisor 2013 Long-Term Incentive Plan, the plan pursuant to which the Prior Plan Awards were granted.

(3)
Includes an aggregate of: (i) up to 43,613,794 shares of ANGI Class A common stock that have been reserved and may be issuable upon the settlement of Prior Plan Awards, (ii) up to 697,500 shares of ANGI Class A common stock that have been reserved and may be issuable upon the settlement of ANGI SARs, (iii) up to 475,368 shares of ANGI Class A common stock that have been reserved and may be issuable upon the settlement of ANGI RSUs and (iv) up to 250,000 shares of ANGI Class A common stock that have been reserved and may be issuable upon the settlement of ANGI stock options, in each case, granted after the Combination and outstanding as of December 31, 2017.

(4)
Reflects shares that remain available for future issuance under the 2017 ANGI Plan.

 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table presents, as of April 27, 2018, information relating to the beneficial ownership of ANGI Class A common stock and Class B common stock by: (1) each person known by ANGI to own beneficially more than 5% of the outstanding shares of ANGI Class A common stock and Class B common stock, (2) each director nominee (all of whom are incumbent directors), (3) each ANGI named executive and (4) all current directors and executive officers of ANGI as a group. As of April 27, 2018, there were 64,614,492 and 415,884,757 shares of ANGI Class A common stock and Class B common stock, respectively, outstanding.

        Unless otherwise indicated, the beneficial owners listed below may be contacted in c/o ANGI Homeservices Inc., 14023 Denver West Parkway, Building 64, Golden, Colorado 80401. For each listed person, the number of shares of ANGI Class A common stock and percent of such class listed includes vested ANGI SARs and/or stock options held by such person and assumes the conversion of any shares of ANGI Class B common stock owned by such person and the vesting of any ANGI SARs, stock options and/or RSUs that are scheduled to occur within 60 days of April 27, 2018, but does not assume the conversion, exercise or vesting of any such securities owned by any other person. Shares of ANGI Class B common stock may, at the option of the holder, be converted on a one-for-one basis into shares of ANGI Class A common stock. The percentage of votes for all classes of ANGI capital stock is based on one vote for each share of ANGI Class A common stock and ten votes for each share of ANGI Class B common stock.

	ANGI Class A Common Stock			ANGI Class B Common Stock			Percent of Votes
Name and Address of Beneficial Owner	# of Shares Owned		% of Class Owned	# of Shares Owned		% of Class Owned	(All Classes) %
IAC/InterActiveCorp. 555 West 18th Street New York, NY 10011	415,884,757	(1)	86.6%	415,884,757	(1)	100%	98.5%
Luxor Capital Group, LP et al. 1114 Avenue of the Americas, 28th Floor New York, NY 10036	12,956,595	(2)	20.1%	—		—	*
FMR LLC et al 245 Summer Street Boston, MA 02210	9,459,895	(3)	14.6%	—		—	*
T. Rowe Price Associates, Inc. 100 East Pratt Street Baltimore, MD 21202	8,538,205	(4)	13.2%	—		—	*
TCS Capital Advisors, LLC et al. 888 Seventh Avenue, Suite 1504 New York, NY 10106	6,126,437	(5)	9.5%	—		—	*
Vajra Fund III, LLC et al 2020 K Street NW, Suite 500 Washington, DC 20006	5,322,563	(6)	8.2%	—		—	*
Capital Research Global Investors 333 South Hope Street Los Angeles, CA 90071	5,302,225	(7)	8.2%	—		—	*
Morgan Stanley et al 1585 Broadway New York, NY 10036	5,274,382	(8)	8.2%	—		—	*
Davis Selected Advisers, L.P. 2949 East Elvira Road, Suite 101 Tucson, AZ 85756	4,953,268	(9)	7.7%	—		—	*
The Vanguard Group 100 Vanguard Blvd. Malvern, PA 19355	4,414,819	(10)	6.8%	—		—	*
Thomas R. Evans	46,087	(11)	*	—		—	*
Alesia J. Haas	—		—	—		—	—
Angela R. Hicks Bowman	1,036,315	(12)	1.6%	—		—	*
Joseph Levin	—		—	—		—	—
Allison Lowrie	1,625,881	(13)	2.5%	—		—	*
William B. Ridenour	4,180,837	(14)	6.1%	—		—	*
Glenn H. Schiffman	—		—	—		—	—
Craig Smith	2,043,964	(14)	3.1%	—		—	*
Mark Stein	—		—	—		—	—
Christopher Terrill	7,432,600	(14)	10.3%	—		—	*
Suzy Welch	—		—	—		—	—
Gregg Winiarski	—		—	—		—	—
Yilu Zhao	—		—	—		—	—
All current directors and executive officers
as a group (14 persons)	16,365,684	(15)	20.3%	—		—	*

*
The percentage of shares beneficially owned does not exceed 1% of the class.

(1)
Consists of 415,884,757 shares of ANGI Class B common stock, which are convertible on a one-for-one basis into shares of ANGI Class A common stock.

(2)
Based upon information regarding ANGI holdings reported by way of Amendment No. 1 to a Schedule 13D filed by Luxor Capital Group, LP (a provider of investment management services ("Luxor Capital")), Luxor Management, LLC (the general partner of Luxor Capital ("Luxor Management")), Cristian Leone (managing member of Luxor Management), certain other private investment funds managed by these entities and/or person (the "Luxor Funds") and an additional person affiliated with Luxor Capital and a Luxor Fund) with the SEC on April 17, 2018.

Luxor Capital (in its capacity as investment manager of the Luxor Funds), Luxor Management (in its capacity as general partner of Luxor Capital) and Mr. Leone (in his capacity as managing member of Luxor Management) may be deemed to beneficially own the ANGI holdings disclosed in the table above. Each of Luxor Capital, Luxor Management and Mr. Leone has shared voting power and shared dispositive power over all of the 12,956,595 shares of ANGI Class A common stock disclosed in the table above.

Certain Luxor Funds may be deemed to beneficially own shares of ANGI Class A common stock representing more than 5% of the shares of ANGI Class A common stock outstanding as of April 27, 2018, all of which are reflected in the ANGI holdings disclosed in the table above for Luxor Capital Group et al.

(3)
Based upon information regarding ANGI holdings reported by way of a Schedule 13G filed by FMR LLC ("FMR") and Abigail P. Johnson with the SEC on April 10, 2018 (the "Schedule 13G"). FMR may be deemed to beneficially own the shares disclosed in the table above in its capacity as the parent holding company of a bank and two investment advisors that collectively beneficially own the shares of ANGI Class A common stock disclosed in the table above. FMR has sole voting power and sole dispositive power over 194,233 and 9,459,895 shares of ANGI Class A common stock, respectively, disclosed in the table above.

Ms. Johnson serves as a member and chairman of the board of directors and Chief Executive Officer of FMR. By virtue of her roles at FMR, her FMR holdings, the FMR holdings of her family and related voting arrangements described in the Schedule 13G, Ms. Johnson may be deemed to beneficially own the shares of ANGI Class A common stock disclosed in the table above.

(4)
Based upon information regarding ANGI holdings reported by way of Amendment No. 1 to a Schedule 13G filed by T. Rowe Price Associates, Inc. ("T. Rowe Price") with the SEC on February 14, 2018. T. Rowe Price beneficially owns the ANGI holdings disclosed in the table above in its capacity as an investment adviser. T. Rowe Price has sole voting power and sole dispositive power over 1,295,102 and 8,538,205 shares of ANGI Class A common stock, respectively, disclosed in the table above.

(5)
Based upon information regarding ANGI holdings reported by way of Amendment No. 1 to a Schedule 13D filed by TCS Capital Advisors, LLC (an investment fund ("TCS Advisors")), TCS Capital Management, LLC (the investment adviser of TCS Advisors ("TCS Management")) and Eric Semler (the managing member of TCS Management) with the SEC on November 3, 2017.

TCS Advisors (in its capacity as an investment fund), TCS Management (in its capacity as the investment adviser of TCS Advisors) and Mr. Semler (in his capacity as managing member of TCS Management) may be deemed to beneficially own the ANGI holdings disclosed in the table above. Each of TCS Advisors, TCS Management and Mr. Semler has sole voting power and sole dispositive power over 6,080,350 shares of ANGI Class A common stock disclosed in the table above. In addition, Mr. Semler beneficially owns (and has sole voting and dispositive powers over) an additional 46,087 shares of ANGI Class A common stock, including 13,446 shares of ANGI Class A common stock underlying vested ANGI stock options.

(6)
Based upon information regarding ANGI holdings reported by way of a Schedule 13G filed by Vajra Fund, LLC (an investment fund ("Vajra Fund")), Vajra Asset Management, LLC (the manager of Vajra Fund ("Vajra Management")) and Michael Brodsky (the managing member of Vajra Management) with the SEC on October 10, 2017.

  Vajra Fund (in its capacity as an investment fund), Vajra Management (in its capacity as the investment adviser of Vajra Fund) and Mr. Brodsky (in his capacity as managing member of Vajra Management) may be deemed to beneficially own the ANGI holdings disclosed in the table above. Each of Vajra Fund, Vajra Management and Mr. Brodsky has shared voting power and shared dispositive power over all of the 5,322,563 shares of ANGI Class A common stock disclosed in the table above.

(7)
Based upon information regarding ANGI holdings reported by way of a Schedule 13G filed by Capital Research Global Investors ("Capital Research") with the SEC on February 14, 2018. Capital Research beneficially owns the ANGI holdings disclosed in the table above in its capacity as an investment adviser. Capital Research has sole voting power and sole dispositive power over all of the 5,302,225 shares of ANGI Class A common stock disclosed in the table above.

(8)
Based upon information regarding ANGI holdings reported by way of a Schedule 13G filed by Morgan Stanley ("MS") and Morgan Stanley Investment Management Inc. ("MS Management") with the SEC on February 13, 2018. MS may be deemed to beneficially own the shares of ANGI Class A common stock disclosed in the table above in its capacity as the parent holding company MS Management, which beneficially owns the shares of ANGI Class A common stock disclosed in the table above in its capacity as an investment adviser. Each of MS and MS Management has shared voting power and shared dispositive power over all of the 5,274,382 shares of ANGI Class A common stock disclosed in the table above.

(9)
Based upon information regarding ANGI holdings reported by way of Amendment No. 4 to a Schedule 13G filed by Davis Selected Advisers, L.P. ("Davis") with the SEC on February 13, 2018. Davis beneficially owns the ANGI holdings disclosed in the table above in its capacity as an investment adviser. Davis has sole voting power, no voting power and sole dispositive power over 4,647,614, 305,654 and 4,953,268 shares of ANGI Class A common stock, respectively, disclosed in the table above.

(10)
Based upon information regarding ANGI holdings reported by way of a Schedule 13G filed by The Vanguard Group ("Vanguard") with the SEC on February 8, 2018. Vanguard beneficially owns the ANGI holdings disclosed in the table above in its capacity as an investment adviser. Vanguard has sole voting power, shared voting power, sole dispositive power and shared dispositive power over 15,633, 3,400, 4,397,886 and 16,933 shares of ANGI Class A common stock, respectively, disclosed in the table above

(11)
Consists of: (i) 32,641 shares of ANGI Class A common stock and (ii) vested options to purchase 13,466 shares of ANGI Class A common stock held directly by Mr. Evans.

(12)
Consists of: (i) 488,732 shares of ANGI Class A common stock held directly by Ms. Hicks, (ii) vested options to purchase 508,450 shares of ANGI Class A common stock held directly by Ms. Hicks, (iii) options to purchase 35,590 shares of ANGI Class A common stock vesting in the next 60 days, subject to continued service, and (iv) 3,543 shares of ANGI Class A common stock to be received upon the vesting of ANGI RSUs in the next 60 days, subject to continued service.

(13)
Consists of vested ANGI SARs to purchase 1,625,881 shares of ANGI Class A common stock held directly by Ms. Lowrie.

(14)
Consists of vested ANGI SARs held by these named executives subject to exercisability restrictions that the Company would be required to waive upon certain terminations of employment or could waive for any reason in its discretion within 60 days of April 27, 2018.

(15)
Reflects ANGI holdings beneficially owned by our ten incumbent directors (all of whom are director nominees), three named executive officers who are not directors and Chief Executive Officer of HomeAdvisor International, Jeffrey W. Kip.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Exchange Act requires the Company's directors, certain of the Company's officers and persons who beneficially own more than 10% of a registered class of the Company's equity securities, to file initial statements of beneficial ownership (Form 3) and statements of changes in beneficial ownership (Forms 4 and 5) of ANGI Class A common stock and other equity securities of the Company with the SEC. Directors, officers and greater than 10% beneficial owners are required by SEC rules to furnish the Company with copies of all such forms they file. Based solely on a review of the copies of such forms furnished to the Company and/or written representations that no additional forms were required, the Company believes that its directors, officers and greater than 10% beneficial owners complied with these filing requirements in 2017.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Review of Related Person Transactions

        The Audit Committee has a formal, written policy that requires an appropriate review of all related person transactions by the Audit Committee, as required by Marketplace Rules governing conflict of interest transactions. For purposes of this policy, consistent with the Marketplace Rules, the terms "related person" and "transaction" are determined by reference to Item 404(a) of Regulation S-K under the Securities Act of 1933, as amended ("Item 404"). During 2017 from and after the Combination, in accordance with this policy, Company management was required to determine whether any proposed transaction, arrangement or relationship with a related person fell within the Item 404 definition of "transaction," and if so, review such transaction with the Audit Committee. In connection with such determinations, Company management and the Audit Committee consider: (i) the parties to the transaction and the nature of their affiliation with ANGI and the related person, (ii) the dollar amount involved in the transaction, (iii) the material terms of the transaction, including whether the terms of the transaction are ordinary course and/or otherwise negotiated at arms' length, (iv) whether the transaction is material, on a quantitative and/or qualitative basis, to ANGI and/or the related person and (v) any other facts and circumstances that Company management or the Audit Committee deems appropriate.

Relationships Involving Significant Stockholders

        In connection with the Combination, we and IAC entered into certain agreements to govern our relationship following the Combination. These agreements include the following:

        Contribution Agreement. The contribution agreement sets forth the agreements between us and IAC regarding the principal transactions necessary for IAC to separate its HomeAdvisor Business from its other businesses and to cause the HomeAdvisor Business to be transferred to us prior to the Combination, as well as governs certain aspects of our relationship with IAC following the Combination. Under the contribution agreement: (i) we agreed to assume all of the assets and liabilities related to the HomeAdvisor Business and indemnify IAC against any losses arising out of any breach by us of the contribution agreement or any other transaction-related agreement described below and (ii) IAC agreed to indemnify us against losses arising out of any breach by IAC of the contribution agreement or any other transaction-related agreement described below.

        Investor Rights Agreement. Under the Investor Rights Agreement, IAC has certain registration, preemptive and governance rights related to us and the shares of our capital stock it holds. The Investor Rights Agreement also provides certain governance rights for the benefit of stockholders other than IAC. For a discussion of governance rights relating to the composition of our Board and Audit Committee, see the disclosure under the captions Information Concerning Director Nominees beginning on page 7, Director Nominations on page 12 and Audit Committee beginning on page 13.

        Services Agreement. The Services Agreement currently governs services that IAC has agreed to provide to us through September 29, 2018, with automatic renewal for successive one-year terms, subject to IAC's continued ownership of a majority of the total combined voting power of our voting stock and any subsequent extension(s) or truncation(s) agreed to by us and IAC. Services currently provided to us by IAC pursuant to this agreement include: (i) assistance with certain legal, M&A, finance, risk management, internal audit and treasury functions, health and welfare benefits, information security services and insurance and tax affairs, including assistance with certain public company and unclaimed property reporting obligations; (ii) accounting and controllership services; (iii) investor relations services and (iv) tax compliance services. The scope, nature and extent of services may be changed from time to time as we and IAC may agree.

        For the period following the Combination through December 31, 2017, we were billed approximately $1.7 million by IAC for services provided pursuant to the Services Agreement. Approximately $0.4 million of this amount remained outstanding at December 31, 2017 and all of it was paid to IAC during the quarter ended March 31, 2018.

        Tax Sharing Agreement. The tax sharing agreement governs our and IAC's rights, responsibilities and obligations with respect to tax liabilities and benefits, entitlements to refunds, preparation of tax returns, tax contests and other tax matters regarding U.S. federal, state and local and foreign income taxes. Under the tax sharing agreement, we are generally responsible and required to indemnify IAC for: (i) all taxes imposed with respect to any consolidated, combined or unitary tax return of IAC or its subsidiaries that includes us or any of our subsidiaries (to the extent attributable to us or any of our subsidiaries, as determined under the tax sharing agreement) and (ii) all taxes imposed with respect to any consolidated, combined, unitary or separate tax returns of us or our subsidiaries.

        Employee Matters Agreement. The employee matters agreement addresses certain compensation and benefit issues related to the allocation of liabilities associated with: (i) employment or termination of employment; (ii) employee benefit plans and (iii) equity awards. Under the employee matters agreement, our employees participate in IAC's U.S. health and welfare plans, 401(k) plan and flexible benefits plan and we reimburse IAC for the costs of such participation. In the event IAC no longer retains shares representing at least 80% of the aggregate voting power of shares entitled to vote in the election of our board of directors, we will no longer participate in IAC's employee benefit plans, but will establish our own employee benefit plans that will be substantially similar to the plans sponsored by IAC.

        In addition, under the employee matters agreement, we are required to reimburse IAC for the cost of any IAC equity awards held by our current and former employees, with IAC electing to receive payment either in cash or shares of our Class B common stock. This agreement also provides that IAC may require ANGI SARs granted prior the closing of the Combination and equity awards in our subsidiaries to be settled in either shares of our Class A common stock or IAC common stock. To the extent shares of IAC common stock are issued in settlement of these awards, we are obligated to reimburse IAC for the cost of those shares by issuing shares of our Class A common stock in the case of stock ANGI SARs granted prior to the closing of the Combination and shares of our Class B common stock in the case of equity awards in our subsidiaries.

        Approximately 0.4 million and 0.7 million shares of ANGI Class B common stock were issued to IAC pursuant to the employee matters agreement as reimbursement for shares of IAC common stock issued in connection with the exercise of IAC equity awards held by ANGI employees during the period following the Combination through December 31, 2017 and the quarter ended March 31, 2018, respectively.

        Intercompany Notes. On September 29, 2017, we and IAC entered into the following intercompany notes: (i) an intercompany note in the amount of $61.5 million, which funds were used to repay all borrowings outstanding under the then existing Angie's List credit agreement, and (ii) an intercompany note in the amount of $15 million, which amounts were used to fund our working capital needs immediately following the Combination. We repaid both intercompany notes in full in November 2017. In addition, immediately prior to the Combination, we sold a promissory note due December 31, 2020 in the amount of €2.4 million ($2.8 million at December 31, 2017) through one of our foreign subsidiaries to a foreign subsidiary of IAC that is not a subsidiary of ANGI.

        Other Arrangements. At December 31, 2017, we had an outstanding payable to IAC in the amount of approximately $2.0 million related primarily to transaction-related costs incurred in connection with the Combination, all of which was paid to IAC in the quarter ended March 31, 2018.

ANNUAL REPORTS

        Upon written request to the Corporate Secretary, ANGI Homeservices Inc., 14023 Denver West Parkway, Building 64, Golden, Colorado 80401, we will provide without charge to each person solicited a printed copy of our 2017 Annual Report on Form 10-K, including the financial statements and financial statement schedule filed therewith. Copies are also available on our website, www.angihomservices.com. We will furnish requesting stockholders with any exhibit to our 2017 Annual Report on Form 10-K upon payment of a reasonable fee.

PROPOSALS BY STOCKHOLDERS FOR PRESENTATION AT THE 2019 ANNUAL MEETING

        Eligible stockholders who intend to have a proposal considered for inclusion in ANGI's proxy materials for presentation at the 2019 Annual Meeting of Stockholders must submit the proposal to ANGI at its corporate headquarters no later than January 7, 2019, which proposal must be made in accordance with the provisions of Rule 14a-8 of the Exchange Act. Eligible stockholders who intend to present a proposal at the 2019 Annual Meeting of Stockholders without inclusion of the proposal in ANGI's proxy materials are required to provide notice of such proposal to ANGI no later than March 25, 2019. ANGI reserves the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

HOUSEHOLDING

        The SEC has adopted rules that permit companies and intermediaries (such as brokers) to send one Notice or one set of printed proxy materials, as applicable, to any household at which two or more stockholders reside if they appear to be members of the same family or have given their written consent (each stockholder continues to receive a separate proxy card). This process, which is commonly referred to as "householding," reduces the number of duplicate copies of materials stockholders receive and reduces printing and mailing costs. Only one Notice or one set of printed proxy materials, as applicable, will be sent to stockholders eligible for householding unless contrary instructions have been provided.

        Once you have received notice that your broker or ANGI will be householding your materials, householding will continue until you are notified otherwise or you revoke your consent. You may request a separate Notice or set of printed proxy materials by sending a written request to ANGI Investor Relations, c/o IAC/InterActiveCorp, 555 West 18th Street, New York, New York 10011, by calling 1.212.314.7400 or by e-mailing ir@angihomeservices.com. Upon request, we undertake to deliver such materials promptly.

        If at any time: (i) you no longer wish to participate in householding and would prefer to receive a separate Notice or set of our printed proxy materials, as applicable, or (ii) you and another stockholder sharing the same address wish to participate in householding and prefer to receive one Notice or set of our printed proxy materials, as applicable, please notify your broker if you hold your shares in street name or ANGI if you are a stockholder of record. You can notify us by sending a written request to ANGI Investor Relations, c/o IAC/InterActiveCorp, 555 West 18th Street, New York, New York 10011, by calling 1.212.314.7400 or by e-mailing ir@angihomeservices.com.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS

        Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be held on June 27, 2018.

        This proxy statement and the 2017 Annual Report on Form 10-K are available at http://www.proxyvote.com beginning on May 7, 2018.

Golden, Colorado
May 7, 2018

Appendix A

AUDIT COMMITTEE CHARTER
ANGI HOMESERVICES INC.

Purpose

        The Audit Committee is appointed by the Board of Directors (the "Board") of ANGI Homeservices Inc. (the "Company") to oversee the accounting and financial reporting processes of the Company and the audits of the Company's financial statements. In that regard, the Audit Committee assists the Board in monitoring: (i) the integrity of the financial statements of the Company, (ii) the effectiveness of the Company's internal control over financial reporting, (iii) the qualifications and independence of the independent registered public accounting firm (the "independent accounting firm"), (iv) the performance of the Company's internal audit function and independent accounting firm, (v) the Company's risk assessment and risk management policies as they relate to financial and other risk exposures, and (vi) the compliance by the Company with legal and regulatory requirements.

        In fulfilling its purpose, the Audit Committee shall maintain free and open communication between the Committee, the independent accounting firm, the internal auditors and management of the Company.

Committee Membership

        The Audit Committee shall consist of no fewer than three members. The members of the Audit Committee shall meet the independence and experience requirements of the marketplace rules of the NASDAQ stock market (the "Marketplace Rules") and Rule 10A-3(b)(1) of the Securities Exchange Act of 1934 (the "Exchange Act"). All members of the Audit Committee shall be able to read and understand fundamental financial statements. No member of the Audit Committee shall have participated in the preparation of the financial statements of the Company in the past three years. These membership requirements shall be subject to exemptions and cure periods permitted by the Marketplace Rules and the rules of the U.S. Securities and Exchange Commission (the "SEC"), as in effect from time to time.

        At least one member of the Audit Committee shall be an "audit committee financial expert" as defined by the SEC. The members of the Audit Committee shall be appointed and may be replaced by the Board.

Meetings

        The Audit Committee shall meet as often as it determines necessary but not less frequently than quarterly. The Audit Committee shall have the authority to meet periodically with management, the internal auditors and the independent accounting firm in separate executive sessions, and to have such other direct and independent interaction with such persons from time to time as the members of the Audit Committee deem necessary or appropriate. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent accounting firm to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. Written minutes of Committee meetings shall be maintained.

Committee Responsibilities and Authority

        The Audit Committee shall have the sole authority to appoint, determine funding for, and oversee the independent accounting firm (subject, if applicable, to shareholder ratification). The Audit Committee shall be directly responsible for the compensation and oversight of the work of the independent accounting firm (including resolution of disagreements between management and the independent accounting firm regarding financial reporting and/or internal control related matters) for the purpose of preparing or issuing an audit report or related work. The independent accounting firm shall report directly to the Audit Committee.

        The Audit Committee shall pre-approve all auditing services, audit-related services (including internal control-related services) and permitted non-audit services to be performed for the Company by its independent accounting firm, subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act which are approved by the Audit Committee prior to the completion of the audit. The Audit Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit, audit-related and permitted non-audit services, provided that decisions of such subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next scheduled meeting.

        The Audit Committee shall have the authority, to the extent it deems necessary or appropriate, to conduct investigations into any matters within its scope of responsibility, to obtain advice and assistance from outside legal, accounting or other advisors, as necessary, to perform its duties and responsibilities, and to otherwise engage and determine funding for independent legal, accounting or other advisors. The Company shall provide for appropriate funding, as determined by the Audit Committee, for payment of compensation to the independent accounting firm for the purpose of rendering or issuing an audit report or performing other audit, review or attest services for the Company and to any advisors employed by the Audit Committee, as well as funding for the payment of ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

        The Audit Committee shall make regular reports to the Board. The Audit Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

        In fulfilling its purpose and carrying out its responsibilities, the Audit Committee shall maintain flexibility in its policies and procedures in order to best address changing conditions and a variety of circumstances. Accordingly, the Audit Committee's activities shall not be limited by this Charter.

        Subject to the foregoing, the Audit Committee shall, to the extent it deems necessary or appropriate:

  1.
  review and discuss with management and the independent accounting firm the annual audited financial statements, as well as disclosures made in management's discussion and analysis, and recommend to the Board whether the audited financial statements should be included in the Company's Form 10-K.

  2.
  review and discuss with management and the independent accounting firm the Company's earnings press releases and the results of the independent accounting firm's review of the quarterly financial statements.

  3.
  discuss with management and the independent accounting firm significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including any significant changes in the Company's selection or application of accounting principles.

  4.
  review and discuss with management and the independent accounting firm any major issues as to the adequacy of the Company's internal controls, including any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company's internal controls, any special steps adopted in light of these issues and the adequacy of disclosures about changes in internal control over financial reporting.

  5.
  review and discuss any material issues raised by or reports from the independent accounting firm, including those relating to:

  (a)
  critical accounting policies and practices to be used in preparing the Company's financial statements;

  (b)
  alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments and the treatment preferred by the independent accounting firm; and

  (c)
  unadjusted differences and management letters.

  6.
  discuss with management the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company's risk assessment and risk management policies.

  7.
  discuss with the independent accounting firm the matters required to be discussed by PCAOB Auditing Standard No. 16, "Communications with Audit Committees."

  8.
  periodically evaluate the qualifications and performance of the independent accounting firm and the senior members of the audit team, including a review of reports provided by the independent accounting firm relating to its internal quality-control procedures.

  9.
  obtain from the independent accounting firm a formal written statement delineating all relationships between the independent accounting firm and the Company. It is the responsibility of the Audit Committee to actively engage in a dialogue with the independent accounting firm with respect to any disclosed relationships or services that may impact the objectivity and independence of the accounting firm and for purposes of taking, or recommending that the full Board take, appropriate actions to oversee the independence of the outside accounting firm.

  10.
  meet with the independent accounting firm prior to the audit to discuss the scope, planning and staffing of the audit.

  11.
  review the proposed internal audit annual audit plan and any significant changes to such plan with management, review and discuss the progress and any significant results of executing such plan; and receive reports on the status of significant findings, recommendations and responses.

  12.
  obtain from the independent accounting firm assurance that Section 10A(b) of the Exchange Act has not been implicated.

  13.
  discuss with management, the Company's senior internal auditing executive and the independent accounting firm the Company's and its subsidiaries' compliance with applicable legal requirements and codes of conduct.

  14.
  review all related party transactions in accordance with the Audit Committee's formal, written policy.

  15.
  establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

  16.
  discuss with management and the independent accounting firm any correspondence with regulators or governmental agencies and any published reports which raise material issues regarding the Company's financial statements or accounting policies.

  17.
  discuss with the Company's General Counsel legal matters that may have a material impact on the financial statements or the Company's compliance policies.

  18.
  furnish the Audit Committee report required by the rules of the SEC to be included in the Company's annual proxy statement.

Limitation of Audit Committee's Role

        While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations or to determine that the Company's internal controls over financial reporting are effective. These are the responsibilities of management and the independent accounting firm. Additionally, the Audit Committee as well as the Board recognizes that members of the Company's management who are responsible for financial management, as well as the independent accounting firm, have more time, knowledge and detailed information on the Company than do Committee members; consequently, in carrying out its oversight responsibilities, the Audit Committee is not providing any expert or special assurances with respect to the Company's financial statements or any professional certifications as to the independent accounting firm's work.

Appendix B

EXECUTIVE COMPENSATION COMMITTEE CHARTER
ANGI HOMESERVICES INC.

Purpose

        The Executive Compensation Committee (the "Committee") is appointed by the Board of Directors (the "Board") of ANGI Homeservices Inc. (the "Company") to discharge the Board's responsibilities relating to the compensation of the Company's Chief Executive Officer (the "CEO") and the Company's other "officers," as such term is defined in Rule 16a-1(f) under the Securities Exchange Act of 1934, as amended (the "Exchange Act") (collectively, including the CEO, the "Executive Officers"). The Committee has overall responsibility for approving and evaluating all compensation plans, policies and programs of the Company in which the Executive Officers are the exclusive participants and any other compensation plans, policies, and programs of the Company as they may affect the Executive Officers.

Committee Membership

        The Committee shall consist of no fewer than two members. The members of the Committee shall meet the independence requirements of the NASDAQ Stock Market or other stock market or over-the-counter exchange on which the Company's shares of common stock are then listed (the "Applicable Exchange"). In addition, all Committee members shall qualify as "outside directors" (within the meaning of the Section 162(m) of the Internal Revenue Code of 1986, as amended (or any successor rule or statute)) and as "non-employee" directors within the meaning of Rule 16b-3 under the Exchange Act (or any successor rule or statute). These membership requirements shall be subject to exemptions and cure periods permitted by the rules of the Applicable Exchange and the U.S. Securities and Exchange Commission (the "SEC"), as in effect from time to time.

        The members of the Committee shall be appointed by the Board. One member of the Committee shall be appointed as Committee Chairperson by the Board. Committee members may be replaced by the Board at any time, with or without cause.

Meetings

        The Committee shall meet as often as necessary to carry out its responsibilities. The Committee Chairperson shall preside at each meeting. In the event the Committee Chairperson is not present at a meeting, the Committee members present at that meeting shall designate one of its members as the acting Chairperson of such meeting. The Committee shall keep minutes of all of its meetings.

Committee Responsibilities and Authority

        In fulfilling its purpose and carrying out its responsibilities, the Committee shall maintain flexibility in its policies and procedures to best address changing conditions and a variety of circumstances. Accordingly, the Committee's activities shall not be limited by this Charter. Subject to the foregoing, to the extent it deems necessary or appropriate:

  1.
  the Committee shall, at least annually, review and approve the annual base salaries and annual incentive opportunities of the Executive Officers. The CEO shall not be present during any Committee deliberations or voting with respect to his or her compensation.

  2.
  the Committee shall, periodically and as and when appropriate, review and approve the following as they affect the Executive Officers: (i) all other incentive awards and opportunities, including both cash-based and equity-based awards and opportunities; (ii) any employment agreements and severance arrangements; (iii) any change-in-control agreements

B-1

    and change-in-control provisions affecting any elements of compensation and benefits; and (iv) any special or supplemental compensation and benefits for the Executive Officers and individuals who formerly served as Executive Officers, including supplemental retirement benefits and the perquisites provided to them during and after employment.

  3.
  the Committee shall review and discuss the Compensation Discussion and Analysis (the "CD&A") required to be included in the Company's proxy statement and annual report on Form 10-K by the rules and regulations of the SEC) with management and, based on such review and discussion, determine whether or not to recommend to the Board that the CD&A be so included.

  4.
  the Committee shall produce the annual Compensation Committee Report for inclusion in the Company's proxy statement in compliance with the rules and regulations promulgated by the SEC.

  5.
  the Committee shall monitor the Company's compliance with the requirements of the Sarbanes-Oxley Act of 2002 relating to loans to directors and officers, and with all other applicable laws affecting employee compensation and benefits.

  6.
  the Committee shall oversee the Company's compliance with SEC rules and regulations regarding shareholder approval of certain executive compensation matters, including advisory votes on executive compensation and the frequency of such votes, and the requirement under the NASDAQ Stock Market rules (or relevant rules of any other Applicable Exchange) that, with limited exceptions, stockholders approve equity compensation plans.

  7.
  the Committee shall make regular reports to the Board.

  8.
  the Committee shall have the authority, in its sole discretion, to retain and terminate (or obtain the advice of) any advisor to assist it in the performance of its duties, but only after taking into consideration factors relevant to the advisor's independence from management specified in NASDAQ Stock Market Listing Rule 5605(d)(3) (or any comparable rule of the Applicable Exchange). The Committee shall be directly responsible for the appointment, compensation, and oversight of the work of any advisor retained by the Committee, and shall have sole authority to approve the advisor's fees and the other terms and conditions of the advisor's retention. The Company must provide for appropriate funding, as determined by the Committee, for payment of reasonable compensation to any advisor retained by the Committee.

  9.
  the Committee may form and delegate authority and duties to subcommittees as it deems appropriate.

  10.
  the Committee shall periodically review and reassess the adequacy of this Charter and recommend any proposed changes to the Board for approval.

B-2

Appendix C

COMPENSATION COMMITTEE CHARTER
ANGI HOMESERVICES INC.

Purpose

        The Compensation Committee (the "Committee") is appointed by the Board of Directors (the "Board") of ANGI Homeservices Inc. (the "Company") to discharge the Board's responsibilities relating to the compensation matters relating to the Company that are not otherwise discharged by the Company's Executive Compensation Committee.

Committee Membership

        The Committee shall consist of no fewer than two members.

        The members of the Committee shall be appointed by the Board. One member of the Committee shall be appointed as Committee Chairperson by the Board. Committee members may be replaced by the Board at any time, with or without cause.

Meetings

        The Committee shall meet as often as necessary to carry out its responsibilities. The Committee Chairperson shall preside at each meeting. In the event the Committee Chairperson is not present at a meeting, the Committee members present at that meeting shall designate one of its members as the acting Chairperson of such meeting. The Committee shall keep minutes of all of its meetings.

Committee Responsibilities and Authority

        In fulfilling its purpose and carrying out its responsibilities, the Committee shall maintain flexibility in its policies and procedures to best address changing conditions and a variety of circumstances. Accordingly, the Committee's activities shall not be limited by this Charter. Subject to the foregoing, to the extent it deems necessary or appropriate:

  1.
  the Committee shall, periodically and as and when appropriate, review and approve the following as they affect the employees of the Company (other than the Company's Chief Executive Officer and the Company's other "officers," as such term is defined in Rule 16a-1(f) under the Securities Exchange Act of 1934, as amended): (a) incentive awards and opportunities, including both cash-based and equity-based awards and opportunities; and (b) any change-in-control agreements and change-in-control provisions affecting any elements of compensation and benefits.

  2.
  the Committee shall review and discuss the Compensation Discussion and Analysis (the "CD&A") required to be included in the Company's proxy statement and annual report on Form 10-K by the rules and regulations of the U.S. Securities and Exchange Commission with management.

  3.
  the Committee shall receive periodic reports on the Company's compensation programs as they affect all employees.

  4.
  the Committee shall make regular reports to the Board.

  5.
  the Committee may form and delegate authority to subcommittees and may delegate authority to one or more designated members of the Committee as it deems appropriate.

  6.
  the Committee shall periodically review and reassess the adequacy of this Charter and recommend any proposed changes to the Board for approval.

C-1

VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ANGI HOMESERVICES INC. 14023 DENVER WEST PARKWAY BUILDING 64 GOLDEN, COLORADO 80401 During The Meeting - Go to www.virtualshareholdermeeting.com/ANGI2018 You may attend the Meeting via the Internet and vote during the Meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: E47775-P08363 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. ANGI HOMESERVICES INC. The Board of Directors recommends that you vote FOR the following: For Withhold For All AllAllExcept To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below. !! ! 1. Election of Directors Nominees: 01) 02) 03) 04) 05) Thomas R. Evans Alesia J. Haas Angela R. Hicks Bowman Joseph Levin Glenn H. Schiffman 06) 07) 08) 09) 10) Mark Stein Christopher Terrill Suzy Welch Gregg Winiarski Yilu Zhao The Board of Directors recommends that you vote FOR proposal 2: For Against Abstain ! 2 Years ! 3 Years ! Abstain 2. To approve a non-binding advisory resolution on executive compensation. The Board of Directors recommends that you vote 3 YEARS on proposal 3: 1 Year ! ! For ! Against ! Abstain 3. To conduct a non-binding advisory vote on the frequency of future advisory votes on executive compensation. The Board of Directors recommends that you vote FOR proposal 4: ! ! ! 4. Ratification of the appointment of Ernst & Young LLP as ANGI Homeservices Inc.'s independent registered public accounting firm for 2018. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. E47776-P08363 ANGI Homeservices Inc. Annual Meeting of Stockholders June 27, 2018 9:00 a.m. This proxy is solicited by the Board of Directors The undersigned stockholder of ANGI Homeservices Inc., a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated May 7, 2018 and hereby appoints each of Joanne Hawkins, Glenn H. Schiffman and Tanya M. Stanich, as proxy and attorney-in-fact, each with full power of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Stockholders of ANGI Homeservices Inc. to be held on June 27, 2018, at 9:00 a.m. Eastern Daylight Time, live via the Internet at www.virtualshareholdermeeting.com/ANGI2018, and at any related adjournments or postponements, and to vote all shares of Class A Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side hereof. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" EACH OF THE PROPOSALS LISTED (OR OTHERWISE CONSISTENT WITH THE BOARD'S RECOMMENDATION), AND IN THE DISCRETION OF THE PROXIES ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING, INCLUDING, AMONG OTHER THINGS, CONSIDERATION OF ANY MOTION MADE FOR ADJOURNMENT OR POSTPONEMENT OF THE MEETING. Continued and to be signed on reverse side

VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ANGI HOMESERVICES INC. 14023 DENVER WEST PARKWAY BUILDING 64 GOLDEN, COLORADO 80401 During The Meeting - Go to www.virtualshareholdermeeting.com/ANGI2018 You may attend the Meeting via the Internet and vote during the Meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: E47777-P08363 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. ANGI HOMESERVICES INC. The Board of Directors recommends that you vote FOR the following: For Withhold For All AllAllExcept To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below. !! ! 1. Election of Directors Nominees: 01) 02) 03) 04) 05) Thomas R. Evans Alesia J. Haas Angela R. Hicks Bowman Joseph Levin Glenn H. Schiffman 06) 07) 08) 09) 10) Mark Stein Christopher Terrill Suzy Welch Gregg Winiarski Yilu Zhao The Board of Directors recommends that you vote FOR proposal 2: For Against Abstain ! 2 Years ! 3 Years ! Abstain 2. To approve a non-binding advisory resolution on executive compensation. The Board of Directors recommends that you vote 3 YEARS on proposal 3: 1 Year ! ! For ! Against ! Abstain 3. To conduct a non-binding advisory vote on the frequency of future advisory votes on executive compensation. The Board of Directors recommends that you vote FOR proposal 4: ! ! ! 4. Ratification of the appointment of Ernst & Young LLP as ANGI Homeservices Inc.'s independent registered public accounting firm for 2018. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. E47778-P08363 ANGI Homeservices Inc. Annual Meeting of Stockholders June 27, 2018 9:00 a.m. This proxy is solicited by the Board of Directors The undersigned stockholder of ANGI Homeservices Inc., a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated May 7, 2018 and hereby appoints each of Joanne Hawkins, Glenn H. Schiffman and Tanya M. Stanich, as proxy and attorney-in-fact, each with full power of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Stockholders of ANGI Homeservices Inc. to be held on June 27, 2018, at 9:00 a.m. Eastern Daylight Time, live via the Internet at www.virtualshareholdermeeting.com/ANGI2018, and at any related adjournments or postponements, and to vote all shares of Class B Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side hereof. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" EACH OF THE PROPOSALS LISTED (OR OTHERWISE CONSISTENT WITH THE BOARD'S RECOMMENDATION), AND IN THE DISCRETION OF THE PROXIES ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING, INCLUDING, AMONG OTHER THINGS, CONSIDERATION OF ANY MOTION MADE FOR ADJOURNMENT OR POSTPONEMENT OF THE MEETING. Continued and to be signed on reverse side